PROSPECTUS APRIL 28, 2000

Chase Funds

INVESTOR SHARES

CHASE MONEY
MARKET FUND

CHASE SHORT-
INTERMEDIATE TERM
U.S. GOVERNMENT
SECURITIES FUND

CHASE U.S.
GOVERNMENT
SECURITIES FUND

CHASE INTERMEDIATE
TERM BOND FUND

CHASE INCOME FUND

CHASE BALANCED
FUND

CHASE EQUITY INCOME
FUND

CHASE EQUITY
GROWTH FUND

CHASE SMALL
CAPITALIZATION FUND


The Securities and Exchange Commission has not approved or disapproved these securites or determined if this prospectus is truthful or complete. Any represetation to the contrary is a criminal offense.

[Graphic; CHASE
THE RIGHT RELATIONSHIP IS EVERYTHING.{RegTM}]

                                                                    PSCF1-1-400

 CHASE MONEY MARKET FUND                        1

 CHASE SHORT-INTERMEDIATE TERM
  U.S. GOVERNMENT SECURITIES FUND               6

 CHASE U.S. GOVERNMENT SECURITIES FUND         12

 CHASE INTERMEDIATE TERM BOND FUND             18

 CHASE INCOME FUND                             25

 CHASE BALANCED FUND                           31

 CHASE EQUITY INCOME FUND                      39

 CHASE CORE EQUITY FUND                        45

 CHASE EQUITY GROWTH FUND                      51

 CHASE SMALL CAPITALIZATION FUND               57

 FUND MANAGEMENT                               63

 THE FUNDS' INVESTMENT ADVISER                 63

 HOW YOUR ACCOUNT WORKS                        66

 BUYING FUND SHARES                            66

 SELLING FUND SHARES                           68

 EXCHANGING FUND SHARES                        68

 OTHER INFORMATION CONCERNING THE FUNDS        69

 DISTRIBUTIONS AND TAXES                       70

 SHAREHOLDER SERVICES                          71

 FINANCIAL HIGHLIGHTS                          73

 WHAT THE TERMS MEAN                           77

CHASE MONEY MARKET FUND


[Begin sidebar]

The Fund's objective

The Fund aims to provide the highest possible level of current income while still maintaining liquidity and preserving capital.

[End sidebar]


The Fund's main investment strategy

The Fund invests in high quality, short-term money market instruments which are issued and payable in U.S. dollars.

The Fund principally invests in:

o high quality commercial paper and other short-term debt securities, including floating and variable rate demand notes of U.S. and foreign corporations

o    debt securities issued or guaranteed by qualified banks. These are:

     o U.S. banks with more than $1billion in total assets and foreign branches of these banks

     o foreign banks with the equivalent of more than $10 billion in total assets and which have branches or agencies in the U.S.

     o other U.S. or foreign commercial banks which the Fund's advisers judge to have comparable credit standing

o securities issued or guaranteed by the U.S. Government, its agencies or authorities

o    asset-backed securities

o    repurchase agreements.

The dollar weighted average maturity of the Fund will be 90 days or less and the Fund will buy only those instruments which have remaining maturities of 397 days or less.

The Fund may invest any portion of its assets in debt securities issued or guaranteed by U.S. banks and their foreign branches. These include certificates of deposit, time deposits and bankers' acceptances.

CHASE MONEY MARKET FUND


[Begin sidebar]

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions. High trading activity generally means higher transaction costs.

[End sidebar]


The Fund seeks to maintain a net asset value of $1.00 per share.

The Fund invests only in securities issued and payable in U.S. dollars. Each investment must have the highest short-term rating from at least two national rating organizations, or one such rating if only one organization rates that security. Alternatively, the security may have a guarantee that has such a rating. If the security is not rated, it must be considered of comparable quality by the Fund's advisers.

The Fund seeks to develop an appropriate portfolio by considering the differences in yields among securities of different maturities, market sectors and issuers.

The Fund may change any of its investment policies (including its investment objective) without shareholder approval.[logo]

The main investment risks

The Fund attempts to keep its net asset value constant, but there's no guarantee it will be able to do so.

The value of money market investments tends to fall when prevailing interest rates rise, although they're generally less sensitive to interest rate changes than longer-term securities.

Repurchase agreements involve some risk to the Fund if the other party does not live up to its obligations under the agreement.

The Fund's ability to concentrate its investments in the banking industry could increase risks. The profitability of banks depends largely on the availability and cost of funds, which can change depending upon economic conditions. Banks are also exposed to losses if borrowers get into financial trouble and can't repay their loans.

Investments in foreign banks and other foreign issuers may be riskier than investments in the United States. That could be, in part, because of difficulty converting investments into cash, political and economic instability, the imposition of government controls, or regulations that don't match U.S. standards.

Although the Fund seeks to be fully invested, it may at times hold some of its assets in cash. This would hurt the Fund's performance.[logo]


[Begin sidebar]

Securities in the Fund's portfolio may not earn as high a current income as longer term or lower quality securities

An investment in the Fund isn't a deposit of The Chase Manhattan Bank and it isn't insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Cash Management Money Market Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

[End sidebar]

CHASE MONEY MARKET FUND


The Fund's past performance


This section shows the Fund's performance record. The bar chart shows how the performance of the Fund has varied from year to year. This provides some indication of the risks of investing in the Fund. The table shows the average annual return over the past year, five years and ten years.


The Fund began offering Investor Class shares on November 10, 1998. Performance figures for Investor Class shares before that date are based on Premier Class shares of the Fund. Since Investor Class shares have higher expenses, their performance figures would have been lower.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than shown.[logo]

YEAR-BY-YEAR RETURNS

Past performance does not predict how this Fund will perform in the future.

[Bar chart data]

1990       7.80%
1991       6.01%
1992       3.51%
1993       2.60%
1994       3.77%
1995       5.57%
1996       5.06%
1997       5.18%
1998       5.20%
1999       4.78%


-----------------------------------
  BEST QUARTER        1.91%
-----------------------------------
                  1st quarter, 1990

-----------------------------------
  WORST QUARTER       0.62%
-----------------------------------
                  2nd quarter, 1993
                  3rd quarter, 1993



AVERAGE ANNUAL TOTAL RETURNS

For the periods ending December 31, 1999



                         PAST       PAST      PAST
                         1 YEAR     5 YEARS   10 YEARS
------------------------------------------------------
 INVESTOR CLASS SHARES   4.78%      5.15%     4.94%
------------------------------------------------------

Fees and expenses


This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

None+

+ There is a $10 fee for each wire transaction.


ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)*


                                                                  TOTAL ANNUAL
                         MANAGEMENT   DISTRIBUTION   OTHER        FUND OPERATING
                         FEE          (12B1) FEES    EXPENSES     EXPENSES
--------------------------------------------------------------------------------
 INVESTOR CLASS SHARES   0.30%        0.10%          1.86%#       2.26%#
--------------------------------------------------------------------------------



*The table is based on expenses incurred in the most recent fiscal year. # Restated from the most recent fiscal year to reflect current expense arrangements.

The actual management fee is currently expected to be 0.24%, the distribution fees are expected to be 0.00%, other expenses for Investor Class shares are expected to be 0.36% and the total annual fund operating expenses for Investor Class shares are expected not to exceed 0.60%. That's because The Chase Manhattan Bank (Chase) and some of the Fund's other service providers have volunteered not to collect a portion of their fees and to reimburse others. Chase and these other service providers may end this arrangement at any time.

The table does not reflect charges or credits which you might incur if you invest through a financial institution.


EXAMPLE This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

o    you invest $10,000

o    you sell all your shares at the end of the period

o    your investment has a 5% return each year, and

o the Fund's operating expenses are not waived and remain the same as shown above.

Although your actual costs may be higher or lower, based on these assumptions:

YOUR COST WOULD BE:


NUMBER OF YEARS          1       3       5         10
---------------------------------------------------------
 INVESTOR CLASS SHARES   $229    $706    $1,210    $2,595
---------------------------------------------------------

CHASE SHORT-INTERMEDIATE TERM U.S. GOVERNMENT SECURITIES FUND


[Begin sidebar]

The Fund's objective

The Fund aims to provide as high a level of current income as is consistent with preservation of capital.

[End sidebar]


The Fund's main investment strategy

Under normal market conditions, the Fund will invest at least 70% of its total assets in debt securities issued or guaranteed by the U.S. Government and its agencies or authorities, and in repurchase agreements involving these securities.

The Fund may invest in mortgage-related securities issued or guaranteed by certain agencies of the U.S. Government. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

To reduce volatility, under normal market conditions, the Fund maintains a dollar-weighted average maturity for the overall portfolio of between two and five years. This is because the prices of shorter-term securities tend to be less volatile than the prices of longer-term securities. There is no restriction on the maturity of any individual security in the portfolio. The Fund's adviser adjusts the average maturity of the Fund based on its outlook for the economy.

When making investment decisions for the Fund, the Fund's adviser considers many factors in addition to current yield, including preservation of capital, maturity and yield to maturity. The Fund's adviser will adjust the Fund's investments in certain securities or types of securities based on its analysis

[Begin sidebar]

FREQUENCY OF TRADING

The Fund may trade securities actively, which could increase transaction costs, thus lowering performance, and increase your taxable dividends.

[End sidebar]


of changing economic conditions and trends. The Fund's adviser may sell one security and buy another security of comparable quality and maturity to take advantage of what it believes to be short-term differences in market values or yields.

The Fund may invest in floating rate securities, whose interest rate adjusts automatically whenever a specified interest rate changes, and in variable rate securities, whose interest rates are changed periodically.

The Fund may enter into "dollar rolls" in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date. It may also buy asset-backed securities. These receive a stream of income from a particular asset, such as credit card receivables.

The Fund may also invest in high-quality, short-term money market instruments, repurchase agreements and derivatives, which are investments that have a value based on another investment, exchange rate or index. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain.

To temporarily defend its assets during unusual market conditions, the Fund may invest any portion of its assets in high quality money market instruments and repurchase agreements.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.[logo]

CHASE SHORT-INTERMEDIATE TERM U.S. GOVERNMENT SECURITIES FUND


The main investment risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in Short-Intermediate Term U.S. Government Securities Fund.

The value of fixed income investments such as bonds tends to fall when prevailing interest rates rise. Such a drop in value could be worse if the Fund invests a larger portion of its assets in debt securities with longer maturities. That's because long-term debt securities are more sensitive to interest rate changes than other fixed-income securities.


When the Fund invests in mortgage-related securities, the value of the Fund could change more often and to a greater degree than if it did not buy mortgage-backed securities. That's because the prepayment features on some mortgage-related securities make them more sensitive to interest rate changes. Mortgage-related securities are subject to scheduled and unscheduled principal payments as property owners pay down or prepay their mortgages. As these payments are received, they must be reinvested when interest rates may be lower than on the original mortgage security. When interest rates are rising, the value of fixed-income securities with prepayment features are likely to decrease as much or more than securities without prepayment features. In addition, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities when interest rates fall.


Collateral mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a


[Begin sidebar]

An investment in the Fund isn't a deposit of The Chase Manhattan Bank and it isn't insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

[End sidebar]
result, the value of some classes in which the Fund invests may be more volatile.

The value of interest-only and principal-only mortgage-backed securities is more volatile than other types of mortgage-related securities. That's because they are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

While the principal and payments on certain of the Fund's portfolio securities may be guaranteed, this does not mean that the market value of the security, or the value of Fund shares, is guaranteed.

The Fund's performance will depend on the credit quality of its investments. While U.S. Government securities are generally of high quality, a government security that is not backed by the full faith and credit of the U.S. Treasury may be affected by the creditworthiness of the agency or authority that issued it.

Certain securities which the Fund may hold, such as stripped obligations and zero coupon securities, are more sensitive to changes in interest rates than ordinary interest-paying securities.

Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets.


If the interest rate on floating and variable rate securities falls, the Fund's yield may decline and it may lose the opportunity for capital appreciation.


Dollar rolls, forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its part of the agreement.


Derivatives may be more risky than other types of investment because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.


If the Fund temporarily departs from its investment policies to defend its assets, it may not achieve its investment objectives.[logo]

The Fund's past performance


This section shows the Fund's performance record. The bar chart shows how the performance of the Fund has varied from year to year. This provides some indication of the risks of investing in the Fund. The table shows the average annual return over the past year, five years and since inception. It compares that performance to the Lehman 1-3 Year Government Index and the Lehman Intermediate Government Index, widely recognized market benchmarks, and the Lipper Short-Intermediate Term U.S. Government Funds Index.


The Fund began offering Investor Class shares on November 10, 1998. Performance figures for Investor Class shares before that date are based on Premier Class shares of the Fund. Since Investor Class shares have higher expenses, their performance figures would have been lower.


The Lehman 1-3 Year Government Index consists of U.S. Treasury and agency securities with maturities of one to three years. The Lehman Intermediate Government Index consists of U.S. Treasury and agency securities with maturities of one to 10 years.

The Lipper Short-Intermediate Term U.S. Government Funds Index represents the performance of the 30 largest short-intermediate term debt funds.


The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than shown.[logo]

YEAR-BY-YEAR RETURNS

Past performance does not predict how this Fund will perform in the future.

[Bar chart data]

1994      -1.05%
1995      12.01%
1996       2.68%
1997       6.30%
1998       7.22%
1999       0.48%

-----------------------------------
  BEST QUARTER         4.21%
-----------------------------------
                  3rd quarter, 1998

-----------------------------------
  WORST QUARTER        -1.35%
-----------------------------------
                  1st quarter, 1994


AVERAGE ANNUAL TOTAL RETURNS

For the periods ending December 31, 1999



                                                                   SINCE
                                              PAST       PAST      INCEPTION
                                              1 YEAR     5 YEARS   (4/1/93)
----------------------------------------------------------------------------
 INVESTOR CLASS SHARES                        0.48%      5.67%     4.37%
----------------------------------------------------------------------------
 LEHMAN 1-3 YEAR GOV'T INDEX                  2.97%      6.47%     5.31%
----------------------------------------------------------------------------
 LEHMAN INT GOV'T INDEX                       0.49%      6.93%     5.62%
----------------------------------------------------------------------------
 LIPPER SHORT-INT TERM US GOV'T FUNDS INDEX   0.82%      6.04%     4.73%
----------------------------------------------------------------------------

CHASE SHORT-INTERMEDIATE TERM U.S. GOVERNMENT SECURITIES FUND


Fees and expenses


This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

None+

+ There is a $10 fee for each wire transaction.


ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)*


                                                                  TOTAL ANNUAL
                         MANAGEMENT   DISTRIBUTION   OTHER        FUND OPERATING
                         FEE          (12B1) FEES    EXPENSES     EXPENSES
--------------------------------------------------------------------------------
 INVESTOR CLASS SHARES   0.50%        0.25%          2.40%#       3.15%#
--------------------------------------------------------------------------------



* The table is based on expenses incurred in the most recent fiscal year. # Restated from the most recent fiscal year to reflect current expense arrangements.

The actual management fee is currently expected to be 0.10%, the distribution fees are expected to be 0.00%, the other expenses for Investor Class shares are expected to be 0.90% and the total annual fund operating expenses for Investor Class shares are expected not to exceed 1.00%. That's because The Chase Manhattan Bank (Chase) and some of the Fund's other service providers have volunteered not to collect a portion of their fees and to reimburse others. Chase and these other service providers may end this arrangement at any time.

The table does not reflect charges or credits which you might incur if you invest through a financial institution.


EXAMPLE This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

o    you invest $10,000

o    you sell all your shares at the end of the period

o    your investment has a 5% return each year, and

O the Fund's operating expenses are not waived and remain the same as shown above.

Although your actual costs may be higher or lower, based on these assumptions:

YOUR COST WOULD BE:


NUMBER OF YEARS          1       3       5         10
---------------------------------------------------------
 INVESTOR CLASS SHARES   $318    $971    $1,649    $3,457
---------------------------------------------------------

CHASE U.S. GOVERNMENT SECURITIES FUND


[Begin sidebar]

The Fund's objective

The Fund aims to provide current income while emphasizing preservation of capital.

[End sidebar]


The Fund's main investment strategy

Under normal market conditions, the Fund will invest at least 70% of its total assets in debt securities issued or guaranteed by the U.S. Government and its agencies or authorities, and in repurchase agreements involving these securities.

The Fund may invest in mortgage-related securities issued or guaranteed by certain agencies of the U.S. Government. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

Under normal market conditions, the average portfolio maturity of the Fund is between five and 15 years. There is no restriction on the maturity of any individual security in the portfolio. The Fund's adviser will adjust the maturity based on its outlook for the economy.

When making investment decisions for the Fund, the Fund's adviser considers many factors in addition to current yield, including preservation of capital, maturity and yield to maturity. The Fund's adviser will adjust the Fund's investments in certain securities or types of securities based on its analysis of changing economic conditions and trends. The Fund's adviser may sell one security and buy another security of comparable quality and maturity to take advantage of what it believes to be short-term differences in market values or yields.

CHASE U.S. GOVERNMENT SECURITIES FUND


[Begin sidebar]

FREQUENCY OF TRADING

The Fund may trade securities actively, which could increase transaction costs, thus lowering performance, and increase your taxable dividends.

[End sidebar]


The Fund may invest in floating rate securities, whose interest rate adjusts automatically whenever a specified interest rate changes, and in variable rate securities, whose interest rates are changed periodically.

The Fund may enter into "dollar rolls" in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date. It may also buy asset-backed securities. These receive a stream of income from a particular asset, such as credit card receivables.

The Fund may also invest in high-quality, short-term money market instruments, repurchase agreements and derivatives, which are investments that have a value based on another investment, exchange rate or index. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain.

To temporarily defend its assets during unusual market conditions, the Fund may invest any portion of its assets in high quality money market instruments and repurchase agreements.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.[logo]

CHASE U.S. GOVERNMENT SECURITIES FUND


The main investment risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in U.S. Government Securities Fund.


The value of fixed income investments such as bonds tends to fall when prevailing interest rates rise. Such a drop in value could be worse if the Fund invests a larger portion of its assets in debt securities with longer maturities. That's because long-term debt securities are more sensitive to interest rate changes than other fixed-income securities.

When the Fund invests in mortgage-related securities, the value of the Fund could change more often and to a greater degree than if it did not buy mortgage-backed securities. That's because the prepayment features on some mortgage-related securities make them more sensitive to interest rate changes. Mortgage-related securities are subject to scheduled and unscheduled principal payments as property owners pay down or prepay their mortgages. As these payments are received, they must be reinvested when interest rates may be lower than on the original mortgage security. When interest rates are rising, the value of fixed-income securities with prepayment features are likely to decrease as much or more than securities without prepayment features. In addition, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities when interest rates fall.

Collateral mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the


[Begin sidebar]

An investment in the Fund isn't a deposit of The Chase Manhattan Bank and it isn't insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

[End sidebar]
value of some classes in which the Fund invests may be more volatile.

The value of interest-only and principal-only mortgage-backed securities is more volatile than other types of mortgage-related securities. That's because they are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

While the principal and payments on certain of the Fund's portfolio securities may be guaranteed, this does not mean that the market value of the security, or the value of Fund shares, is guaranteed.

The Fund's performance will depend on the credit quality of its investments. While U.S. Government securities are generally of high quality, a government security that is not backed by the full faith and credit of the U.S. Treasury may be affected by the creditworthiness of the agency or authority that issued it.

Certain securities which the Fund may hold, such as stripped obligations and zero coupon securities, are more sensitive to changes in interest rates than ordinary interest-paying securities.

Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets.

If the interest rate on floating and variable rate securities falls, the Fund's yield may decline and it may lose the opportunity for capital appreciation.

Dollar rolls, forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its part of the agreement.


Derivatives may be more risky than other types of investment because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.


If the Fund temporarily departs from its investment policies to defend its assets, it may not achieve its investment objectives.[logo]

CHASE U.S. GOVERNMENT SECURITIES FUND


The Fund's past performance


This section shows the Fund's performance record. The bar chart shows how the performance of the Fund has varied from year to year. This provides some indication of the risks of investing in the Fund. The table shows the average annual return over the past year, five years and since inception. It compares that performance to the Lehman Government Index, a widely recognized market benchmark, and the Lipper General U.S. Government Funds Index.


The Fund began offering Investor Class shares on November 10, 1998. Performance figures for Investor Class shares before that date are based on Premier Class shares of the Fund. Since Investor Class shares have higher expenses, their performance figures would have been lower.

The Lehman Government Index consists of the Lehman Treasury Bond Index and the Lehman Agency Bond Index. It includes Treasury bonds and fixed income securities issued by the U.S. Government and its agencies.


The Lipper General U.S. Government Funds Index represents the performance of the 30 largest U.S. government securities funds.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than shown.[logo]

YEAR-BY-YEAR RETURNS

Past performance does not predict how this Fund will perform in the future.

[Bar chart data]

1994      -8.39%
1995      30.11%
1996      -1.89%
1997       9.55%
1998       9.25%
1999      -2.79%

------------------------------------
  BEST QUARTER         10.36%
------------------------------------
                   2nd quarter, 1995

------------------------------------
  WORST QUARTER        -6.79%
------------------------------------
                   1st quarter, 1996


AVERAGE ANNUAL TOTAL RETURNS

For the periods ending December 31, 1999



                                                             SINCE
                                       PAST        PAST      INCEPTION
                                       1 YEAR      5 YEARS   (4/1/93)
----------------------------------------------------------------------
 INVESTOR CLASS SHARES                 -2.79%      8.22%     6.03%
----------------------------------------------------------------------
 LEHMAN GOVERNMENT INDEX               -2.23%      7.44%     5.81%
----------------------------------------------------------------------
 LIPPER GENERAL US GOV'T FUNDS INDEX   -2.66%      6.47%     4.70%
----------------------------------------------------------------------

Fees and expenses


This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

None+

+ There is a $10 fee for each wire transaction.


ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)*


                                                                  TOTAL ANNUAL
                         MANAGEMENT   DISTRIBUTION   OTHER        FUND OPERATING
                         FEE          (12B1) FEES    EXPENSES     EXPENSES
--------------------------------------------------------------------------------
 INVESTOR CLASS SHARES   0.50%        0.25%          3.15%#       3.90%#
--------------------------------------------------------------------------------



* The table is based on expenses incurred in the most recent fiscal year. # Restated from the most recent fiscal year to reflect current expense arrangements.

The actual management fee is currently expected to be 0.00%, the distribution fees are expected to be 0.00%, the other expenses for Investor Class shares are expected to be 1.00% and the total annual fund operating expenses for Investor Class shares are expected not to exceed 1.00%. That's because The Chase Manhattan Bank (Chase) and some of the Fund's other service providers have volunteered not to collect a portion of their fees and to reimburse others. Chase and these other service providers may end this arrangement at any time.

The table does not reflect charges or credits which you might incur if you invest through a financial institution.


EXAMPLE This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

o    you invest $10,000

o    you sell all your shares at the end of the period

o    your investment has a 5% return each year, and

o the Fund's operating expenses are not waived and remain the same as shown above.

Although your actual costs may be higher or lower, based on these assumptions:

YOUR COST WOULD BE:


NUMBER OF YEARS          1       3         5         10
-----------------------------------------------------------
 INVESTOR CLASS SHARES   $392    $1,189    $2,004    $4,121
-----------------------------------------------------------

                                       17

CHASE INTERMEDIATE TERM BOND FUND


[Begin sidebar]


The Fund's objective


The Fund aims to invest in securities that earn current income while also considering stability of principal.


[End sidebar]


The Fund's main investment strategy

The Fund seeks current income by investing primarily in fixed income securities. Under normal market conditions, the Fund will invest at least 70% of its total assets in bonds and notes of domestic and foreign issuers, U.S. Government securities and mortgage-related securities.


To help reduce the risk of loss of principal, all of the Fund's investments in debt securities will be investment grade, which means a rating of Baa or higher by Moody's Investors Service, Inc., BBB or higher by Standard & Poor's Corporation, or the equivalent by another national rating organization or unrated securities of comparable quality.


The average portfolio maturity of the Fund is between three and 10 years. When the Fund purchases fixed income securities, they usually will have a maturity of greater than one year. The Fund's adviser will adjust the maturity based on its outlook for the economy.

When making investment decisions for the Fund, the Fund's adviser considers many factors in addition to current yield, including preservation of capital, maturity and yield to maturity. The Fund's adviser will adjust the Fund's investments in certain securities or types of securities based on its analysis of changing economic conditions and trends. The Fund's adviser may sell

[Begin sidebar]

FREQUENCY OF TRADING

The Fund may trade securities actively, which could increase transaction costs, thus lowering performance, and increase your taxable dividends.

[End sidebar]


one security and buy another security of comparable quality and maturity to take advantage of what it believes to be short-term differences in market values or yields.

The Fund may invest in mortgage-related securities issued by governmental entities and private issuers.

These may include investments in col-lateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may invest up to 30% of its total assets in foreign debt securities, including Depositary Receipts. These investments may include debt securities issued or guaranteed by foreign governments and international organizations such as The World Bank.

The Fund may invest in floating rate securities, whose interest rate adjusts automatically whenever a specified interest rate changes, and in variable rate securities, whose interest rates are changed periodically.

The Fund may enter into "dollar rolls" in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date. It may also buy asset-backed securities. These receive a stream of income from a particular asset, such as credit card receivables.

The Fund may also invest in high-quality, short-term money market instruments, repurchase agreements and derivatives, which are investments that have a value based on another investment, exchange rate or index. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain.

To temporarily defend its assets during unusual market conditions, the Fund may invest any portion of its assets in high quality money market instruments and repurchase agreements.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.[logo]

CHASE INTERMEDIATE TERM BOND FUND


The main investment risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Intermediate Term Bond Fund.

The value of fixed income investments such as bonds tends to fall when prevailing interest rates rise. Such a drop in value could be worse if the Fund invests a larger portion of its assets in debt securities with longer maturities. That's because long-term debt securities are more sensitive to interest rate changes than other fixed-income securities.

When the Fund invests in mortgage-related securities, the value of the Fund could change more often and to a greater degree than if it did not buy mortgage-backed securities. That's because the prepayment features on some mortgage-related securities make them more sensitive to interest rate changes. Mortgage-related securities are subject to scheduled and unscheduled principal payments as property owners pay down or prepay their mortgages. As these payments are received, they must be reinvested when interest rates may be lower than on the original mortgage security. When interest rates are rising, the value of fixed-income securities with prepayment features are likely to decrease as much or more than securities without prepayment features. In addition, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities when interest rates fall.

Collateral mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a



[Begin sidebar]

An investment in the Fund isn't a deposit of The Chase Manhattan Bank and it isn't insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

[End sidebar]
result, the value of some classes in which the Fund invests are more volatile.

The value of interest-only and principal-only mortgage-backed securities is more volatile than other types of mortgage-related securities. That's because they are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Certain securities which the Fund may hold, such as stripped obligations and zero coupon securities, are more sensitive to changes in interest rates than ordinary interest-paying securities.

Investments in foreign securities may be riskier than investments in the U.S. They may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. If the Fund were to invest in a security which is not denominated in U.S. dollars, it also would be subject to currency exchange risk. These risks increase when investing in issuers located in developing countries.

The Fund's performance will depend on the credit quality of its investments. Securities which are rated Baa by Moody's or BBB by S&P may have fewer protective provisions and are generally more risky than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets.

If the interest rate on floating and variable rate securities falls, the Fund's yield may decline and it may lose the opportunity for capital appreciation.

Dollar rolls, forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its part of the agreement.


Derivatives may be more risky than other types of investment because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.


If the Fund departs from its investment policies during temporary defensive periods, it may not achieve its investment objective.[logo]

The Fund's past performance


This section shows the Fund's performance record. The bar chart shows how the performance of the Fund has varied from year to year. This provides some indication of the risk of investing in the Fund. The table shows the average annual return over the past year, five years and since inception. It compares that performance to the Lehman Brothers Intermediate Government/Corporate Index and the Lehman Aggregate Index, widely recognized market benchmarks, and the Lipper Intermediate Grade Debt Funds Index.


The Fund began offering Investor Class shares on November 10, 1998. Performance figures for Investor Class shares before that date are based on Premier Class shares of the Fund. Since Investor Class shares have higher expenses, their performance figures would have been lower.


The Lehman Intermediate Government/Corporate Index consists of U.S. Treasury and agency securities, corporate and Yankee bonds with maturities of 1-10 years. The Lehman Aggregate Index consists of the Lehman Government/Corporate Index, U.S. Treasury and agency securities, corporate bonds and mortgage-backed securities with maturities of 1-30 years.

The Lipper Intermediate Grade Debt Funds Index represents the performance of the 30 largest intermediate investment grade debt funds.


The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than shown.[logo]

YEAR-BY-YEAR RETURNS

Past performance does not predict how this Fund will perform in the future.

[Bar chart data]

1995      16.79%
1996       1.86%
1997       7.26%
1998       7.59%
1999      -1.36%

-----------------------------------
  BEST QUARTER         5.99%
-----------------------------------
                  2nd quarter, 1995

-----------------------------------
  WORST QUARTER        -2.15%
-----------------------------------
                  1st quarter, 1996

CHASE INTERMEDIATE TERM BOND FUND


AVERAGE ANNUAL TOTAL RETURNS

For the periods ending December 31, 1999



                                                               SINCE
                                        PAST        PAST 5     INCEPTION
                                        1 YEAR      YEARS      (10/3/94)
------------------------------------------------------------------------
 INVESTOR CLASS SHARES                  -1.36%      6.26%      5.94%
------------------------------------------------------------------------
 LEHMAN INTERMEDIATE GOV'T/CORP INDEX   -0.39%      7.10%      6.73%
------------------------------------------------------------------------
 LEHMAN AGGREGATE INDEX                 -0.82%      7.73%      7.43%
------------------------------------------------------------------------
 LIPPER INT GRADE DEBT FUNDS INDEX      -0.98%      7.08%      6.75%
------------------------------------------------------------------------


Fees and expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

None+

+There is a $10 fee for each wire transaction.


ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)*


                                                                  TOTAL ANNUAL
                         MANAGEMENT   DISTRIBUTION   OTHER        FUND OPERATING
                         FEE          (12B1) FEES    EXPENSES     EXPENSES
--------------------------------------------------------------------------------
 INVESTOR CLASS SHARES   0.50%        0.25%          2.25%#       3.00%#
--------------------------------------------------------------------------------



* The table is based on expenses incurred in the most recent fiscal year. # Restated from the most recent fiscal year to reflect current expense arrangements.

The actual management fee is currently expected to be 0.25%, the distribution fees are expected to be 0.00%, the other expenses for Investor Class shares are expected to be 0.75% and the total annual fund operating expenses for Investor Class shares are expected not to exceed 1.00%. That's because The Chase Manhattan Bank (Chase) and some of the Fund's other service providers have volunteered not to collect a portion of their fees and to reimburse others. Chase and these other service providers may end this arrangement at any time.

The table does not reflect charges or credits which you might incur if you invest through a financial institution.


EXAMPLE This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

o    you invest $10,000

o    you sell all your shares at the end of the period

o    your investment has a 5% return each year, and

o the Fund's operating expenses are not waived and remain the same as shown above.

Although your actual cost may be higher or lower, based on these assumptions:

YOUR COST WOULD BE:


NUMBER OF YEARS          1       3       5         10
---------------------------------------------------------
 INVESTOR CLASS SHARES   $303    $927    $1,577    $3,318
---------------------------------------------------------

CHASE INCOME FUND


[Begin sidebar]

The Fund's objective

The Fund aims to invest in securities that earn a high level of current income, while also considering safety of principal.

[End sidebar]


The Fund's main investment strategy

The Fund seeks a high level of current income by investing in fixed income securities. Under normal market conditions, the Fund will invest at least 70% of its total assets in bonds and notes of domestic and foreign issuers, U.S. Government securities and mortgage-related securities.

To help reduce the risk of loss of principal, all of the Fund's investments in debt securities will be investment grade, which means a rating of Baa or higher by Moody's Investors Service, Inc., BBB or higher by Standard & Poor's Corporation, or the equivalent by another national rating organization or unrated securities of comparable quality.

The average portfolio maturity of the Fund is between five and 15 years. When the Fund purchases fixed income securities, they usually will have a maturity of greater than one year. The Fund's adviser will adjust the maturity based on its outlook for the economy.

When making investment decisions for the Fund, the Fund's adviser considers many factors in addition to current yield, including preservation of capital, maturity and yield to maturity. The Fund's adviser will adjust the Fund's investments in certain securities or types of securities based on its analysis of changing economic conditions and trends. The Fund's adviser may sell

[Begin sidebar]

FREQUENCY OF TRADING

The Fund may trade securities actively, which could increase transaction costs, thus lowering performance, and increase your taxable dividends.

[End sidebar]


one security and buy another security of comparable quality and maturity to take advantage of what it believes to be short-term differences in market values or yields.

The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may invest up to 30% of its total assets in foreign securities, including Depositary Receipts. These investments may include debt securities issued or guaranteed by foreign governments and international organizations such as The World Bank.

The Fund may invest in floating rate securities, whose interest rate adjusts automatically whenever a specified interest rate changes, and in variable rate securities, whose interest rates are changed periodically.

The Fund may enter into "dollar rolls" in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date. It may also buy asset-backed securities. These receive a stream of income from a particular asset, such as credit card receivables.

The Fund may also invest in high-quality, short-term money market instruments, repurchase agreements and derivatives, which are investments that have a value based on another investment, exchange rate or index. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain.

To temporarily defend its assets during unusual market conditions, the Fund may invest any portion of its assets in high quality money market instruments and repurchase agreements.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.[logo]

The main investment risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Income Fund.

The value of fixed income investments such as bonds tends to fall when prevailing interest rates rise. Such a drop in value could be worse if the Fund invests a larger portion of its assets in debt securities with longer maturities. That's because long-term debt securities are more sensitive to interest rate changes than other fixed-income securities.


When the Fund invests in mortgage-related securities, the value of the Fund could change more often and to a greater degree than if it did not buy mortgage-backed securities. That's because the prepayment features on some mortgage-related securities make them more sensitive to interest rate changes. Mortgage-related securities are subject to scheduled and unscheduled principal payments as property owners pay down or prepay their mortgages. As these payments are received, they must be reinvested when interest rates may be lower than on the original mortgage security. When interest rates are rising, the value of fixed-income securities with prepayment features are likely to decrease as much or more than securities without prepayment features. In addition, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities when interest rates fall.


Collateral mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests are more volatile.


[Begin sidebar]

An investment in the Fund isn't a deposit of The Chase Manhattan Bank and it isn't insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

[End sidebar]

CHASE INCOME FUND


The value of interest-only and principal-only mortgage-backed securities is more volatile than other types of mortgage-related securities. That's because they are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Certain securities which the Fund may hold, such as stripped obligations and zero coupon securities, are more sensitive to changes in interest rates than ordinary interest-paying securities.

Investments in foreign securities may be riskier than investments in the U.S. They may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. If the Fund were to invest in a security which is not denominated in U.S. dollars, it also would be subject to currency exchange risk. These risks increase when investing in issuers located in developing countries.

The Fund's performance will depend on the credit quality of its investments. Securities which are rated Baa by Moody's or BBB by S&P may have fewer protective provisions and are generally more risky than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets.

If the interest rate on floating and variable rate securities falls, the Fund's yield may decline and it may lose the opportunity for capital appreciation.

Dollar rolls, forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its part of the agreement.


Derivatives may be more risky than other types of investment because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.


If the Fund departs from its investment policies during temporary defensive periods, it may not achieve its investment objective.[logo]

CHASE INCOME FUND


The Fund's past performance


This section shows the Fund's performance record. The bar chart shows how the performance of the Fund has varied from year to year. This provides some indication of the risks of investing in the Fund. The table shows the average annual return over the past year, five years and ten years. It compares that performance to the Lehman Government/Corporate Index, a widely recognized market benchmark, and the Lipper Corporate Debt A Rated Funds Index.


The Fund began offering Investor Class shares on November 10, 1998. Performance figures for Investor Class shares before that date are based on Premier Class shares of the Fund. Since Investor Class shares have higher expenses, their performance figures would have been lower.


The Lehman Government/Corporate Index is an unmanaged index that consists of U.S. Treasury and agency securities, and corporate and Yankee bonds with maturities of 1-30 years.

The Lipper Corporate Debt A Rated Funds Index represents the performance of the largest 30 A rated corporate debt funds.


The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than shown.[logo]

YEAR-BY-YEAR RETURNS

Past performance does not predict how this Fund will perform in the future.

[Bar chart data]

1990       6.60%
1991      13.73%
1992       5.13%
1993      10.18%
1994      -4.47%
1995      18.38%
1996       1.91%
1997       8.73%
1998       9.38%
1999      -2.92%


-----------------------------------
  BEST QUARTER         5.69%
-----------------------------------
                  3rd quarter, 1991

-----------------------------------
  WORST QUARTER        -3.38%
-----------------------------------
                  1st quarter, 1994



AVERAGE ANNUAL TOTAL RETURNS

For the periods ending December 31, 1999



                                         PAST        PAST      PAST
                                         1 YEAR      5 YEARS   10 YEARS
-----------------------------------------------------------------------
 INVESTOR CLASS SHARES                   -2.92%      6.84%     6.45%
-----------------------------------------------------------------------
 LEHMAN GOV'T/CORP INDEX                 -2.15%      7.61%     7.65%
-----------------------------------------------------------------------
 LIPPER CORP. DEBT A RATED FUNDS INDEX   -2.04%      7.25%     7.36%
-----------------------------------------------------------------------

Fees and expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

None+

+There is a $10 fee for each wire transaction.


ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)*


                                                                  TOTAL ANNUAL
                         MANAGEMENT   DISTRIBUTION   OTHER        FUND OPERATING
                         FEE          (12B1) FEES    EXPENSES     EXPENSES
--------------------------------------------------------------------------------
 INVESTOR CLASS SHARES   0.50%        0.25%          2.20%#       2.95%#
--------------------------------------------------------------------------------



* The table is based on expenses incurred in the most recent fiscal year. # Restated from the most recent fiscal year to reflect current expense arrangements.

The actual management fee is currently expected to be 0.30%, the distribution fees are expected to be 0.00%, the other expenses for Investor Class shares are expected to be 0.70% and the total annual fund operating expenses for Investor Class shares are expected not to exceed 1.00%. That's because The Chase Manhattan Bank (Chase) and some of the Fund's other service providers have volunteered not to collect a portion of their fees and to reimburse others. Chase and these other service providers may end this arrangement at any time.

The table does not reflect charges or credits which you might incur if you invest through a financial institution.


EXAMPLE This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

o    you invest $10,000

o    you sell all your shares at the end of the period

o    your investment has a 5% return each year, and

o the Fund's operating expenses are not waived and remain the same as shown above.

Although your actual costs may be higher or lower, based on these assumptions:

YOUR COST WOULD BE:


NUMBER OF YEARS          1       3       5         10
---------------------------------------------------------
 INVESTOR CLASS SHARES   $298    $913    $1,552    $3,271
---------------------------------------------------------

CHASE BALANCED FUND


[Begin sidebar]

The Fund's objective

The Fund aims to provide a balance of current income and growth of capital.

[End sidebar]


The Fund's main investment strategy

The Fund seeks a balance of current income and growth by using the following strategies:

     o an active equity management style that focuses on strong earnings momentum and profitability within the universe of growth-oriented stocks, and

     o an active fixed income management style that focuses primarily on domestic fixed income securities.

The Fund's adviser may adjust the portion of the Fund's assets that are invested in equity and fixed income securities depending on its analysis of general market and economic conditions and trends, yields, interest rates and changes in monetary policies.

The Fund seeks growth of capital by normally investing 30% to 70% of its total assets in equity securities. The Fund invests primarily in companies with one or more of the following characteristics:

     o a projected rate of earnings growth that's equal to or greater than the equity markets

     o a return on assets and equity that's equal to or greater than the equity markets

     o    above-average price/earnings ratios

     o    below-average dividend yield

     o    above-average market volatility

     o    a market capitalization of more than $500 million.

Market capitalization is the total market value of a company's shares. Equity securities include common stocks and preferred stocks and securities that are convertible into common stocks.

The Fund will focus on companies with strong earnings growth and high profitability levels. The Fund will also examine industry and company specific characteristics. The Fund's equity portion will emphasize growth sectors of the economy.

The Fund seeks current income by normally investing at least 25% of its total assets in U.S. government securities and other fixed income securities, including mortgage-backed securities. The Fund invests in fixed income securities only if they are rated as investment grade or the adviser considers them to be comparable to investment grade.

There is no restriction on the maturity of the Fund's debt portfolio or on any individual security in the portfolio. The Fund's advisers will adjust the maturity based on its outlook for the economy.

The Fund may invest up to 30% of its total assets in foreign securities, including Depositary Receipts. Its equity investments may also include convertible securities, which generally pay interest or dividends and which can be converted into common or preferred stock.

The Fund's equity holdings may also include real estate investment trusts (REITs), which are pools of investments primarily in income-producing real estate or loans related to real estate.

The Fund may invest in mortgage-related securities issued by governmental entities and

CHASE BALANCED FUND


[Begin sidebar]

FREQUENCY OF TRADING

The Fund may trade securities actively, which could increase transaction costs, thus lowering performance, and increase your taxable dividends.

[End sidebar]


private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may enter into "dollar rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date. It may also buy asset-backed securities. These receive a stream of income from a particular asset, such as credit card receivables.

The Fund may invest in floating rate securities, whose interest rate adjusts automatically whenever a specified interest rate changes, and in variable rate securities, whose interest rates are changed periodically.

The Fund may invest any portion of its assets that aren't in stocks or fixed income securities in high quality money market instruments and repurchase agreements. To temporarily defend its assets, the Fund may put any amount of its assets in these types of investments.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.[logo]

CHASE BALANCED FUND


The main investment risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in Balanced Fund.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.


The securities of mid-capitalization companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. Mid-sized companies may have limited product lines, markets or financial resources, and they may depend on a small management group.


Investments in foreign securities may be riskier than investments in the U.S. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts.

In early 1999, the European Monetary Union implemented a new currency called the


[Begin sidebar]

An investment in the Fund isn't a deposit of The Chase Manhattan Bank and it isn't insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

[End sidebar]

"euro." It is possible that the euro could increase volatility in financial markets, which could have a negative effect on the strength and value of the U.S. dollar and, as a result, the value of shares of the Fund.

The value of the Fund's fixed income securities tends to fall when prevailing interest rates rise. Such a drop could be worse if the Fund invests a larger portion of its assets in debt securities with longer maturities. That's because long-term debt securities are more sensitive to interest rate changes than other fixed income securities.

When the Fund invests in mortgage-related securities, the value of the Fund could change more often and to a greater degree than if it did not buy mortgage-related securities. That's because the prepayment features on some mortgage-related securities make them more sensitive to interest rate changes. Mortgage related securities are subject to scheduled and unscheduled principal payments as property owners pay down or prepay their mortgages. As these payments are received, they must be reinvested when interest rates may be higher or lower than on the original mortgage security. When interest rates are rising, the value of fixed-income securities with prepayment features are likely to decrease as much or more than securities without prepayment features. In addition, while the value of fixed-income securities will generally increase when interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as securities without prepayment features.

Collateral mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile.

The value of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. That's because they are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Certain securities which the Fund may hold, such as stripped obligations and zero coupon securities, are more sensitive to changes in interest rates than ordinary interest-paying securities.

The Fund's performance will also depend on the credit quality of its investments. Securities which are rated Baa by Moody's or BBB by S&P may have fewer protective provisions and are generally more risky than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets.

CHASE BALANCED FUND


Because the interest rate changes on floating and variable rate securities, the Fund's yield may decline and it may lose the opportunity for capital appreciation when interest rates decline.

Dollar rolls, forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligations under the agreement.

The market value of convertible securities tends to decline as interest rates increase. Their value also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

The value of REITs will depend on the value of the underlying properties or the underlying loans or interest. The value of REITs may decline when interest rates rise.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and U.S. Government obligations, including where the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential return.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.[logo]

The Fund's past performance


This section shows the Fund's performance record. The bar chart shows how the performance of the Fund has varied from year to year. This provides some indication of the risks of investing in the Fund. The table shows the average annual return over the past year, five years and ten years. It compares that performance to the S&P 500 Index and Lehman Government/Corporate Index, widely recognized market benchmarks, and the Lipper Balanced Funds Index.


The Fund began offering Investor Class shares on October 16, 1998. Performance figures for Investor Class shares before that date are based on Premier Class shares of the Fund. Since Investor Class shares have higher expenses, their performance figures would have been lower.

The S&P 500 Index is an unmanaged, broad-based index of 500 companies and is generally considered to represent the U.S. market. The Lehman Government/ Corporate Index is an unmanaged index that consists of the Lehman government and corporate bond indices, including U.S. Treasury and agency securities, and corporate and Yankee bonds.

The Lipper Balanced Funds Index represents the performance of the 30 largest balanced funds.


The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than shown.[logo]

YEAR-BY-YEAR RETURNS

Past performance does not predict how this Fund will perform in the future.

[Bar chart data]

1990       1.34%
1991      24.16%
1992       5.32%
1993       6.01%
1994      -2.27%
1995      23.83%
1996      11.31%
1997      23.67%
1998      25.04%
1999      13.94%


------------------------------------
  BEST QUARTER         13.24%
------------------------------------
                   4th quarter, 1998

------------------------------------
  WORST QUARTER        -5.37%
------------------------------------
                   3rd quarter, 1990



AVERAGE ANNUAL TOTAL RETURNS

For the periods ending December 31, 1999



                               PAST        PAST        PAST
                               1 YEAR      5 YEARS     10 YEARS
---------------------------------------------------------------
 INVESTOR CLASS SHARES         13.94%      19.42%      12.80%
---------------------------------------------------------------
 S&P 500 INDEX                 21.03%      28.54%      18.19%
---------------------------------------------------------------
 LEHMAN GOV'T/CORP INDEX       -2.15%       7.61%       7.65%
---------------------------------------------------------------
 LIPPER BALANCED FUNDS INDEX    8.98%      16.33%      12.26%
---------------------------------------------------------------

CHASE BALANCED FUND


Fees and expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

None+

+There is a $10 fee for each wire transaction.


ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)*


                                                                  TOTAL ANNUAL
                         MANAGEMENT   DISTRIBUTION   OTHER        FUND OPERATING
                         FEE          (12B1) FEES    EXPENSES     EXPENSES
--------------------------------------------------------------------------------
 INVESTOR CLASS SHARES   0.75%        0.25%          2.10%#       3.10%#
--------------------------------------------------------------------------------



* The table is based on expenses incurred in the most recent fiscal year. # Restated from the most recent fiscal year to reflect current expense arrangements.

The actual management fee is currently expected to be 0.65%, the distribution fees are expected to be 0.00%, the other expenses for Investor Class shares are expected to be 0.60% and the total annual fund operating expenses for Investor Class shares are expected not to exceed 1.25%. That's because The Chase Manhattan Bank (Chase) and some of the Fund's other service providers have volunteered not to collect a portion of their fees and to reimburse others. Chase and these other service providers may end this arrangement at any time.

The table does not reflect charges or credits which you might incur if you invest through a financial institution.


EXAMPLE This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

o    you invest $10,000

o    you sell all your shares at the end of the period

o    your investment has a 5% return each year, and

o the Fund's operating expenses are not waived and remain the same as shown above.

Although your actual costs may be higher or lower, based on these assumptions:

YOUR COST WOULD BE:


NUMBER OF YEARS          1       3       5         10
---------------------------------------------------------
 INVESTOR CLASS SHARES   $313    $957    $1,625    $3,411
---------------------------------------------------------

CHASE EQUITY INCOME FUND


[Begin sidebar]

The Fund's objective

The Fund aims to invest in securities that provide both capital appreciation and current income.

[End sidebar]


The Fund's main investment strategy

The Fund uses an active equity management style which focuses on both earnings momentum and value within the universe of income-oriented stocks. The Fund normally invests at least 70% of its total assets in equity securities.

The Fund seeks capital appreciation by targeting companies with attractive earnings momentum. It seeks current income by emphasizing companies with above-average dividend yield and a consistent dividend record. The Fund also emphasizes securities of companies with below-average market volatility and price/earnings ratios or a market capitalization of more than $500 million. The Fund combines growth and value styles of investing.

The Fund may invest up to 30% of its total assets in foreign securities, including Depositary Receipts. Its equity investments may also include convertible securities, which generally pay interest or dividends and which can be converted into common or preferred stock.

The Fund may also invest in investment grade debt securities. When the adviser wishes to limit the Fund's equity investments because of adverse market conditions, the Fund may temporarily invest any amount in investment grade debt securities. There is no restriction on the Fund's debt portfolio or on any individual security in the portfolio.

CHASE EQUITY INCOME FUND


[Begin sidebar]

FREQUENCY OF TRADING

The Fund may trade securities actively, which could increase transaction costs, thus lowering performance, and increase your taxable dividends.

[End sidebar]


The Fund's equity holdings may also include real estate investment trusts (REITs), which are pools of investments primarily in income-producing real estate or loans related to real estate.

The Fund may invest any portion of its assets that aren't in stocks or fixed income securities in high quality money market instruments and repurchase agreements. To temporarily defend its assets, the Fund may put any amount of its assets in these types of investments.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.[logo]

The main investment risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in Equity Income Fund.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.


The securities of mid-capitalization companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. Mid-sized companies may have limited product lines, markets or financial resources, and they may depend on a small management group.


Investments in foreign securities may be riskier than investments in the U.S. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts.

In early 1999, the European Monetary Union implemented a new currency called the


[Begin sidebar]

An investment in the Fund isn't a deposit of The Chase Manhattan Bank and it isn't insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

[End sidebar]

CHASE EQUITY INCOME FUND

"euro." It is possible that the euro could increase volatility in financial markets, which could have a negative effect on the strength and value of the U.S. dollar and, as a result, the value of shares of the Fund.

The market value of convertible securities and debt securities tends to decline as interest rates increase. Such a drop could be worse if the Fund invests a larger portion of its assets in debt securities with longer maturities. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

The value of REITs will depend on the value of the underlying properties or the underlying loans or interest. The value of REITs may decline when interest rates rise.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and U.S. Government obligations, including where the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential return.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.[logo]

The Fund's past performance


This section shows the Fund's performance record. The bar chart shows how the performance of the Fund has varied from year to year. This provides some indication of the risks of investing in the Fund. The table shows the average annual return over the past year, five years and ten years. It compares that performance to the S&P 500 Index, a widely recognized market benchmark, and the Lipper Large Cap Value Funds Index.


The Fund began offering Investor Class shares on August 24, 1998. Performance figures for Investor Class shares before that date are based on Premier Class shares of the Fund. Since Investor Class shares have higher expenses, their performance figures would have been lower.


The S&P 500 Index is an unmanaged, broad-based index of 500 companies that is generally considered to represent the U.S. market.

The Lipper Large Cap Value Funds Index consists of funds that invest in large-cap value stocks. These funds usually have a below-average price-to-book ratio and three-year earnings growth figure compared to the diversified U.S. large cap funds universe.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than shown.[logo]

YEAR-BY-YEAR RETURNS

Past performance does not predict how this Fund will perform in the future.

[Bar chart data]

1990      -4.40%
1991      22.10%
1992       5.61%
1993      12.34%
1994      -3.37%
1995      33.72%
1996      17.87%
1997      31.05%
1998      26.12%
1999      13.70%

------------------------------------
  BEST QUARTER         18.81%
------------------------------------
                   4th quarter, 1998

------------------------------------
  WORST QUARTER        -10.93%
------------------------------------
                   3rd quarter, 1990


AVERAGE ANNUAL TOTAL RETURNS

For the periods ending December 31, 1999



                                      PAST        PAST        PAST
                                      1 YEAR      5 YEARS     10 YEARS
----------------------------------------------------------------------
 INVESTOR CLASS SHARES                12.70%      24.03%      14.66%
----------------------------------------------------------------------
 S&P 500 INDEX                        21.03%      28.54%      18.19%
----------------------------------------------------------------------
 LIPPER LARGE CAP VALUE FUNDS INDEX   10.78%      22.11%      15.42%
----------------------------------------------------------------------

CHASE EQUITY INCOME FUND


Fees and expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

None+

+There is a $10 fee for each wire transaction.


ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)*


                                                                  TOTAL ANNUAL
                         MANAGEMENT   DISTRIBUTION   OTHER        FUND OPERATING
                         FEE          (12B1) FEES    EXPENSES     EXPENSES
--------------------------------------------------------------------------------
 INVESTOR CLASS SHARES   0.75%        0.25%          1.55%#       2.55%#
--------------------------------------------------------------------------------



* The table is based on expenses incurred in the most recent fiscal year. # Restated from the most recent fiscal year to reflect current expense arrangements.

The actual management fee is currently expected to be 0.70%, the distribution fees are expected to be 0.00%, the other expenses for Investor Class shares are expected to be 0.55% and the total annual fund operating expenses for Investor Class shares are expected not to exceed 1.25%. That's because The Chase Manhattan Bank (Chase) and some of the Fund's other service providers have volunteered not to collect a portion of their fees and to reimburse others. Chase and these other service providers may end this arrangement at any time.

The table does not reflect charges or credits which you might incur if you invest through a financial institution.


EXAMPLE This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

o    you invest $10,000

o    you sell all your shares at the end of the period

o    your investment has a 5% return each year, and

o the Fund's operating expenses are not waived and remain the same as shown above.

Although your actual costs may be higher or lower, based on these assumptions:

YOUR COST WOULD BE:


NUMBER OF YEARS          1       3       5         10
---------------------------------------------------------
 INVESTOR CLASS SHARES   $258    $793    $1,355    $2,885
---------------------------------------------------------

CHASE CORE EQUITY FUND


[Begin sidebar]

The Fund's objective

The Fund aims to maximize total investment return with an emphasis on long-term capital appreciation and current income while taking reasonable risk.

[End sidebar]


The Fund's main investment strategy


The Fund seeks to achieve its objective by investing all of its assets in Core Equity Portfolio, an open-end investment company which has identical investment objectives and policies as the Fund. As a result, the strategies and risk outlined below apply to Core Equity Portfolio as well as to the Fund.


The Fund uses an active equity management style which focuses on strong earnings momentum and profitability within the universe of S&P 500 stocks. The Fund normally invests at least 70% of its total assets in equity securities.

The Fund seeks capital appreciation by emphasizing companies with a superior record of earnings growth relative to the equity markets in general or a projected rate of earnings growth that's greater than or equal to the equity markets.

The Fund seeks to earn current income and manage risk by focusing on larger companies with a stable record of earnings growth. In addition, it diversifies its portfolio across all sectors of the S&P 500. The Fund also emphasizes companies with return on assets and return on equity equal to or greater than the equity markets.

The Fund may invest up to 30% of its total assets in foreign securities, including Depositary Receipts. Its equity investments may include convertible

[Begin sidebar]

FREQUENCY OF TRADING

The Fund may trade securities actively, which could increase transaction costs, thus lowering performance, and increase your taxable dividends.

[End sidebar]


securities, which generally pay interest or dividends and which can be converted into common or preferred stock.

The Fund may also invest in investment grade debt securities. When the adviser wishes to limit the Fund's equity investments because of adverse market conditions, the Fund may temporarily invest any amount in investment grade debt securities. There is no restriction on the Fund's debt portfolio or on any individual security in the portfolio.

The Fund may invest any portion of its assets that aren't in stocks or fixed income securities in high quality money market instruments and repurchase agreements. To temporarily defend its assets, the Fund may put any amount of its assets in these types of investments.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.[logo]

The main investment risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in Core Equity Fund.


The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.


Investments in foreign securities may be riskier than investments in the U.S. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts.

In early 1999, the European Monetary Union implemented a new currency called the "euro." It is possible that the euro could increase volatility in financial markets, which could have a negative effect on the strength and value of the U.S. dollar and, as a result, the value of shares of the Fund.

The market value of convertible securities and debt securities tends to decline as interest rates increase. Such a drop could be worse if


[Begin sidebar]

An investment in the Fund isn't a deposit of The Chase Manhattan Bank and it isn't insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

[End sidebar]

CHASE CORE EQUITY FUND


the Fund invests a larger portion of its assets in debt securities with longer maturities. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and U.S. Government obligations, including where the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential return.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.[logo]

The Fund's past performance


This section shows the Fund's performance record. The bar chart shows how the performance of the Fund has varied from year to year. This provides some indication of the risks of investing in the Fund. The table shows the average annual return over the past year, five years and since inception. It compares that performance to the S&P 500 Index, a widely recognized market benchmark, and the Lipper Large Cap Core Funds Index.


The Fund began offering Investor Class shares on September 10, 1998. Performance figures for Investor Class shares before that date are based on Premier Class shares of the Fund. Since Investor Class shares have higher expenses, their performance figures would have been lower.


The S&P 500 Index is an unmanaged, broad-based index of 500 companies and is generally considered to represent the U.S. market.

The Lipper Large Cap Core Funds Index consists of funds that invest in both growth and value stocks.


The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than shown.[logo]

YEAR-BY-YEAR RETURNS

Past performance does not predict how this Fund will perform in the future.

[Bar chart data]

1994      -4.03%
1995      25.53%
1996      22.54%
1997      33.33%
1998      30.80%
1999      23.59%

------------------------------------
  BEST QUARTER         22.85%
------------------------------------
                   4th quarter, 1998

------------------------------------
  WORST QUARTER        -9.57%
------------------------------------
                   3rd quarter, 1998


AVERAGE ANNUAL TOTAL RETURNS

For the periods ending December 31, 1999



                                                             SINCE
                                     PAST        PAST        INCEPTION
                                     1 YEAR      5 YEARS     (4/1/93)
----------------------------------------------------------------------
 INVESTOR CLASS SHARES               23.59%      27.09%      20.05%
----------------------------------------------------------------------
 S&P 500 INDEX                       21.03%      28.54%      19.01%
----------------------------------------------------------------------
 LIPPER LARGE CAP CORE FUNDS INDEX   19.35%      25.32%      19.18%
----------------------------------------------------------------------

CHASE CORE EQUITY FUND


Fees and expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

None+

+There is a $10 fee for each wire transaction.


ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)*


                                                                  TOTAL ANNUAL
                         MANAGEMENT   DISTRIBUTION   OTHER        FUND OPERATING
                         FEE          (12B1) FEES    EXPENSES     EXPENSES
--------------------------------------------------------------------------------
 INVESTOR CLASS SHARES   0.75%        0.25%          0.55%#       1.55%#
--------------------------------------------------------------------------------




* The table is based on expenses incurred in the most recent fiscal year. # Restated from the most recent fiscal year to reflect current expense arrangements.

The actual management fee is currently expected to be 0.70%, the distribution fees are expected to be 0.00%, the other expenses for Investor Class shares are expected to be 0.55% and the total annual fund operating expenses for Investor Class shares are expected not to exceed 1.25%. That's because The Chase Manhattan Bank (Chase) and some of the Fund's other service providers have volunteered not to collect a portion of their fees and to reimburse others. Chase and these other service providers may end this arrangement at any time.

The table does not reflect charges or credits which you might incur if you invest through a financial institution.


EXAMPLE This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

o    you invest $10,000

o    you sell all your shares at the end of the period

o    your investment has a 5% return each year, and

o the Fund's operating expenses are not waived and remain the same as shown above.

Although your actual costs may be higher or lower, based on these assumptions:

YOUR COST WOULD BE:


NUMBER OF YEARS          1       3       5       10
-------------------------------------------------------
 INVESTOR CLASS SHARES   $158    $490    $845    $1,845
-------------------------------------------------------

CHASE EQUITY GROWTH FUND


[Begin sidebar]

The Fund's objective

The Fund aims to provide capital appreciation. Producing current income is a secondary objective.

[End sidebar]



Investment strategy

The Fund seeks to achieve its objective by investing all of its assets in Equity Growth Portfolio, an open-end investment company which has identical investment objectives and policies as the Fund. As a result, the strategies and risk outlined below apply to Equity Growth Portfolio as well as to the Fund.


The Fund uses an active equity man- agement style which focuses on strong earnings momentum and profitability within the universe of growth-oriented stocks. The Fund normally invests at least 70% of its total assets in equity securities.

The Fund seeks capital appreciation by emphasizing the growth sectors of the economy. It looks for companies with one or more of the following characteristics:

     o a projected earnings growth rate that's greater than or equal to the equity markets in general

     o a return on assets and return on equity equal to or greater than the equity markets

     o    above market average price-earnings ratios

     o    below-average dividend yield

     o    above-average market volatility

     o    a market capitalization of more than $500 million.

The Fund focuses on companies with strong earnings and high levels of

[Begin sidebar]

FREQUENCY OF TRADING

The Fund may trade securities actively, which could increase transaction costs (and thus lower performance) and increase your taxable dividends.

[End sidebar]

profitability as well as positive industry or company characteristics.

The Fund may invest up to 30% of its total assets in foreign securities, including Depositary Receipts. Its equity investments may include convertible securities, which generally pay interest or dividends and which can be converted into common or preferred stock.

The Fund may also invest in investment grade debt securities. When the adviser wishes to limit the Fund's equity investments because of adverse market conditions, the Fund may temporarily invest any amount in investment grade debt securities. There is no restriction on the Fund's debt portfolio or on any individual security in the portfolio.

The Fund may invest any portion of its assets that aren't in stocks or fixed income securities in high quality money market instruments and repurchase agreements. To temporarily defend its assets, the Fund may put any amount of its assets in these types of investments.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.[logo]

CHASE EQUITY GROWTH FUND


The main investment risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in Equity Growth Fund.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.


The securities of mid-capitalization companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. Mid-sized companies may have limited product lines, markets or financial resources, and they may depend on a small management group.


Investments in foreign securities may be riskier than investments in the U.S. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts.

In early 1999, the European Monetary Union implemented a new currency called the


[Begin sidebar]

An investment in the Fund isn't a deposit of The Chase Manhattan Bank and it isn't insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

[End sidebar]

CHASE EQUITY GROWTH FUND


"euro." It is possible that the euro could increase volatility in financial markets, which could have a negative effect on the strength and value of the U.S. dollar and, as a result, the value of shares of the Fund.

The market value of convertible securities and debt securities tends to decline as interest rates increase. Such a drop could be worse if the Fund invests a larger portion of its assets in debt securities with longer maturities. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and U.S. Government obligations, including where the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential return.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.[logo]

The Fund's past performance


This section shows the Fund's performance record. The bar chart shows how the performance of the Fund has varied from year to year. This provides some indication of the risks of investing in the Fund. The table shows the average annual return over the past year, five years and ten years. It compares that performance to the S&P/Barra Growth Index, a widely recognized market benchmark, and the Lipper Large Cap Growth Funds Index.


The Fund began offering Investor Class shares on August 13, 1998. Performance figures for Investor Class shares before that date are based on Premier Class shares of the Fund. Since Investor Class shares have higher expenses, their performance figures would have been lower.


The S&P/Barra Growth Index includes S&P 500 Index securities that have high price-to-book ratios, low dividend yields and high price/earnings ratios. It's a market-weighted index, which means each stock affects the index in proportion to its market value.

Funds in the Lipper Large Cap Growth Funds Index normally invest in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in the major unmanaged stock indices.


The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than shown.[logo]

YEAR-BY-YEAR RETURNS

Past performance does not predict how this Fund will perform in the future.

[Bar chart data]

1990      -1.45%
1991      31.69%
1992       6.43%
1993       2.48%
1994      -0.90%
1995      25.78%
1996      20.52%
1997      37.20%
1998      41.19%
1999      31.54%

------------------------------------
  BEST QUARTER         27.32%
------------------------------------
                   4th quarter, 1998

------------------------------------
  WORST QUARTER        -15.53%
------------------------------------
                   3rd quarter, 1990


AVERAGE ANNUAL TOTAL RETURNS

For the periods ending December 31, 1999



                                       PAST        PAST        PAST
                                       1 YEAR      5 YEARS     10 YEARS
-----------------------------------------------------------------------
 INVESTOR CLASS SHARES                 31.54%      31.04%      18.41%
-----------------------------------------------------------------------
 S&P/BARRA GROWTH INDEX                28.25%      33.61%      20.59%
-----------------------------------------------------------------------
 LIPPER LARGE CAP GROWTH FUNDS INDEX   34.82%      30.73%      19.70%
-----------------------------------------------------------------------

CHASE EQUITY GROWTH FUND

Fees and expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

None+

+There is a $10 fee for each wire transaction.


ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)*


                                                                  TOTAL ANNUAL
                         MANAGEMENT   DISTRIBUTION   OTHER        FUND OPERATING
                         FEE          (12B1) FEES    EXPENSES     EXPENSES
--------------------------------------------------------------------------------
 INVESTOR CLASS SHARES   0.75%        0.25%          0.53%#       1.53%#
--------------------------------------------------------------------------------



* The table is based on expenses incurred in the most recent fiscal year. # Restated from the most recent fiscal year to reflect current expense arrangements.

The actual management fee is currently expected to be 0.72%, the distribution fees are expected to be 0.00%, the other expenses for Investor Class shares are expected to be 0.53% and the total annual fund operating expenses for Investor Class shares are expected not to exceed 1.25%. That's because The Chase Manhattan Bank (Chase) and some of the Fund's other service providers have volunteered not to collect a portion of their fees and to reimburse others. Chase and these other service providers may end this arrangement at any time.

The table does not reflect charges or credits which you might incur if you invest through a financial institution.


EXAMPLE This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

o    you invest $10,000

o    you sell all your shares at the end of the period

o    your investment has a 5% return each year, and

o the Fund's operating expenses are not waived and remain the same as shown above.

Although your actual costs may be higher or lower, based on these assumptions:

YOUR COST WOULD BE:


NUMBER OF YEARS          1       3       5       10
-------------------------------------------------------
 INVESTOR CLASS SHARES   $156    $483    $834    $1,824
-------------------------------------------------------

CHASE SMALL CAPITALIZATION FUND


[Begin sidebar]

The Fund's objective

The Fund aims to provide capital appreciation.

[End sidebar]


The Fund's main investment strategy

The Fund seeks capital appreciation by using an active equity management style that focuses on delivering risk and return characteristics representative of a small capitalization asset class. The Fund normally invests at least 70% of its total assets in equity-based securities of small cap issuers. It primarily targets companies with market capitalizations of $100 million to $1 billion.

The Fund emphasizes companies with above market average price/earnings ratios and price/book ratios, below-average dividend yield and above-average market volatility. The Fund will focus on companies with high-quality management, a leading or dominant position in a major product line, new or innovative products, services or processes, a strong financial position and a relatively high rate of return of invested capital so that they can finance future growth without having to borrow extensively from outside sources. The adviser uses a disciplined stock selection process which focuses on identifying attractively valued companies with positive business fundamentals. The Fund combines growth and value styles of investing.

The Fund may invest up to 30% of its total assets in foreign securities, including Depositary Receipts. Its equity investments may include convertible securities, which generally pay interest or dividends and which can be converted into common or preferred stock.

CHASE SMALL CAPITALIZATION FUND


[Begin sidebar]

FREQUENCY OF TRADING

The Fund may trade securities actively, which could increase transaction costs (and lower performance) and increase your taxable dividends.

[End sidebar]


The Fund may also invest in investment grade debt securities. When the adviser wishes to limit the Fund's equity investments because of adverse market conditions, the Fund may temporarily invest any amount in investment grade debt securities. There is no restriction on the Fund's debt portfolio or on any individual security in the portfolio.

The Fund may invest any portion of its assets that aren't in stocks or fixed income securities in high quality money market instruments and repurchase agreements. To temporarily defend its assets, the Fund may put any amount of its assets in these types of investments.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.[logo]

The main investment risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in Small Capitalization Fund.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.


The securities of small cap companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. Smaller companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

Investments in foreign securities may be riskier than investments in the U.S. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.


Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts.

In early 1999, the European Monetary Union implemented a new currency called the


[Begin sidebar]

An investment in the Fund isn't a deposit of The Chase Manhattan Bank and it isn't insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

[End sidebar]

CHASE SMALL CAPITALIZATION FUND


"euro." It is possible that the euro could increase volatility in financial markets, which could have a negative effect on the strength and value of the U.S. dollar and, as a result, the value of shares of the Fund.

The market value of convertible securities and debt securities tends to decline as interest rates increase. Such a drop could be worse if the Fund invests a larger portion of its assets in debt securities with longer maturities. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and U.S. Government obligations, including where the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential return.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.[logo]

CHASE SMALL CAPITALIZATION FUND


The Fund's past performance


This section shows the Fund's performance record. The bar chart shows how the performance of the Fund has varied from year to year. This provides some indication of the risks of investing in the Fund. The table shows the average annual return over the past year, five years and since inception. It compares that performance to the S&P 500 Index and the S&P 600 Index, widely recognized market benchmarks, and the Lipper Small Cap Core Funds Index.


The Fund began offering Investor Class shares on August 12, 1998. Performance figures for Investor Class shares before that date are based on Premier Class shares of the Fund. Since Investor Class shares have higher expenses, their performance figures would have been lower.


The S&P 500 Index is an unmanaged, broad-based index of 500 companies and is generally considered to represent the U.S. market. The S&P 600 is an unmanaged index of 600 small capitalization companies. In the past, the Fund has compared its performance to the S&P 500 Index, but in the future, the Fund intends to compare its performance to the S&P 600 Index instead. It is believed that the new benchmark is more appropriate since it more accurately reflects the Fund's investment strategy.

The Lipper Small Cap Core Funds Index consists of funds that invest at least 75% of their equity assets in companies with three-year weighted average market capitalizations of less than 250% of the dollar weighted median market capitalization of the S&P Small Cap 600 Index.


The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than shown.[logo]

YEAR-BY-YEAR RETURNS

Past performance does not predict how this Fund will perform in the future.

[Bar chart data]

1994      -6.12%
1995      31.14%
1996      30.88%
1997      24.08%
1998      -1.93%
1999      12.89%

------------------------------------
  BEST QUARTER         17.04%
------------------------------------
                   2nd quarter, 1997

------------------------------------
  WORST QUARTER        -18.14%
------------------------------------
                   3rd quarter, 1998

CHASE SMALL CAPITALIZATION FUND



AVERAGE ANNUAL TOTAL RETURNS

For the periods ending December 31, 1999



                                                             SINCE
                                     PAST        PAST        INCEPTION
                                     1 YEAR      5 YEARS     (4/1/93)
----------------------------------------------------------------------
 INVESTOR CLASS SHARES               12.89%      18.71%      13.92%
----------------------------------------------------------------------
 S&P 500 INDEX                       21.03%      28.54%      19.01%
----------------------------------------------------------------------
 S&P 600 INDEX                       12.41%      17.05%      13.84%
----------------------------------------------------------------------
 LIPPER SMALL CAP CORE FUNDS INDEX   20.17%      17.05%      13.91%
----------------------------------------------------------------------


Fees and expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

None+

+There is a $10 fee for each wire transaction.


ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)*


                                                                  TOTAL ANNUAL
                         MANAGEMENT   DISTRIBUTION   OTHER        FUND OPERATING
                         FEE          (12B1) FEES    EXPENSES     EXPENSES
--------------------------------------------------------------------------------
 INVESTOR CLASS SHARES   0.75%        0.25%          2.15%#       3.15%#
--------------------------------------------------------------------------------



* The table is based on expenses incurred in the most recent fiscal year. # Restated from the most recent fiscal year to reflect current expense arrangements.

The actual management fee is currently expected to be 0.60%, the distribution fees are expected to be 0.00%, the other expenses for Investor Class shares are expected to be 0.65% and the total annual fund operating expenses for Investor Class shares are expected not to exceed 1.25%. That's because The Chase Manhattan Bank (Chase) and some of the Fund's other service providers have volunteered not to collect a portion of their fees and to reimburse others. Chase and these other service providers may end this arrangement at any time.

The table does not reflect charges or credits which you might incur if you invest through a financial institution.

EXAMPLE This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

o    you invest $10,000

o    you sell all your shares at the end of the period

o    your investment has a 5% return each year, and


o the Fund's operating expenses are not waived and remain the same as shown above.

Although your actual costs may be higher or lower, based on these assumptions:

YOUR COST WOULD BE



NUMBER OF YEARS          1       3       5         10
---------------------------------------------------------
 INVESTOR CLASS SHARES   $318    $971    $1,649    $3,457
---------------------------------------------------------

THE FUNDS' INVESTMENT ADVISER

The Chase Manhattan Bank (Chase) is the investment adviser to the Fund. Chase is a wholly owned subsidiary of The Chase Manhattan Corporation, a bank holding company. Chase provides the Funds with investment advice and supervision. Chase and its predecessors have more than a century of money management experience. Chase is located at 270 Park Avenue, New York, New York 10017.

Chase is entitled to receive an annual fee for its services. The following chart shows the maximum fee as a percentage of each Fund's average daily net assets:


FUND                        FEE
---------------------------------
 MONEY MARKET FUND          0.30%
---------------------------------
 SHORT-INTERMEDIATE
 TERM U.S. GOVERNMENT
 SECURITIES FUND            0.50%
---------------------------------
 U.S. GOVERNMENT
 SECURITIES FUND            0.50%
---------------------------------
 INTERMEDIATE TERM
 BOND FUND                  0.50%
---------------------------------
 INCOME FUND                0.50%
---------------------------------
 BALANCED FUND              0.75%
---------------------------------
 EQUITY INCOME FUND         0.75%
---------------------------------
 CORE EQUITY FUND           0.75%
---------------------------------
 EQUITY GROWTH FUND         0.75%
---------------------------------
 SMALL CAPITALIZATION
 FUND                       0.75%
---------------------------------



Chase Bank of Texas, N.A. (Chase Texas) is the sub-advisor to the Funds. Chase Texas is a wholly owned subsidiary of The Chase Manhattan Corporation. It makes the day-to-day investment decisions for these funds.

Chase Texas is located at 712 Main Street, Houston, Texas 77002.[logo]

The portfolio managers


CHASE MONEY MARKET FUND The portfolio manager is Thomas Nelson, Head of Short Term Investments at Chase. He has managed the portfolio since October 1999. Prior to this position, he was responsible for the cash reinvestment of the Securities Lending Division. Mr. Nelson joined Chase in 1987 as a portfolio manager and trader for individual fixed income accounts.

CHASE SHORT-INTERMEDIATE TERM
U.S. GOVERNMENT SECURITIES FUND

The portfolio managers are Michael Bennis, Vice President and Senior Portfolio Manager at Chase, Timothy Neumann, Head of the Taxable Core Investment Group at Chase and Lynn J. Chen, Vice President and Portfolio Manager at Chase. Mr. Bennis and Mr. Neumann have been responsible for the Fund since October 1999. Ms. Chen has been responsible for the Fund since April 2000. Before joining Chase in 1996, Mr. Bennis was a senior analyst and trader at Union Bank of Switzerland Asset Management. Prior to joining Union Bank of Switzerland, he was a fixed income analyst at Donaldson, Lufkin & Jenrette. Before joining Chase in 1997, Mr. Neumann was the portfolio manager at Lehman Brothers Global Asset Management mortgage-backed securities accounts. Prior to joining Lehman, he managed fixed income portfolios at Allstate Insurance. Before joining Chase in 1997, Ms. Chen spent seven years as both a portfolio manager and an analyst at Nippon Life Insurance Company.

CHASE U.S. GOVERNMENT SECURITIES FUND
The portfolio managers are Mr. Bennis and Mr. Neumann. They have been responsible for the Fund since October 1999.

CHASE INTERMEDIATE TERM BOND FUND
The portfolio managers are Leonard Lovito, a Vice President and Senior Portfolio Manager at Chase and Mr. Neumann. They have managed the Fund since October 1999. Mr. Lovito joined Chase in 1998. Prior to joining Chase, from 1984 to 1998, Mr. Lovito was Vice President at J. & W. Seligman & Co., Inc. where he managed a number of fixed income portfolios and mutual funds. Prior to joining Seligman, Mr. Lovito was a senior Securities Administrator in the investment department of the Dime Savings Bank of New York.

CHASE INCOME FUND
The portfolio managers are Andrew Russell, a Vice President and Portfolio Manager at Chase and Mr. Neumann. They have been responsible for the Fund since October 1999. Mr. Russell joined Chase in 1990 and has held several positions within the U.S. fixed income area, including portfolio analyst, taxable fixed-income trader and assistant trader. Mr. Russell is a member of the U.S. fixed income area's quantitative research team.

CHASE BALANCED FUND
Henry Lartigue, Executive Vice President and Chief Investment Officer at Chase, and Jeff Phelps, Portfolio Manager at Chase are responsible for the equity portion of the portfolio. H. Mitchell Harper, Senior Vice President and Portfolio Manager at Chase is responsible for the fixed income portion of the portfolio. Mr. Lartigue has managed the equity portion of the portfolio since July of 1994. He began his career as a securities analyst at Chase in 1984. Mr. Lartigue then worked as an Equity Fund Manager until 1992. From July 1992 to June 1994, he worked as an independent registered investment adviser. He returned to Chase in 1994. Mr. Phelps has managed the equity portion of the portfolio since October 1999. Mr. Phelps joined Chase in 1997. Prior to joining Chase, he was employed by Houston Industries. Mr. Harper has managed the fixed income portion of the portfolio since October 1999. Mr. Harper has been with Chase since 1987. Previously he worked at John Alden Life Insurance Co. from 1985-1987, as Vice President, Portfolio Management. Prior to that he was Vice President, Department Head-Investments at Bank Life & Casualty.

CHASE EQUITY INCOME FUND
The portfolio manager is Robert Heintz, a Senior Investment Officer at Chase. He has managed the portfolio since its inception on March 29, 1988. Mr. Heintz has worked for Chase Texas since 1983.

CHASE CORE EQUITY FUND
Mr. Lartigue has managed the portfolio since January of 1996. Since January 1999 the funds have been co-managed with Mr. Phelps.


CHASE EQUITY GROWTH FUND
Mr. Lartigue has managed the portfolio since July of 1994.


CHASE SMALL CAPITALIZATION FUND
The portfolio manager is Juliet Ellis, a Senior Investment Officer at Chase. She has managed the portfolio since September of 1993. Ms. Ellis has worked at Chase Texas since 1987. Before becoming portfolio manager for the Small Capitalization Fund, Ms. Ellis was the director of research and an equity analyst at Chase Texas.[logo]

HOW YOUR ACCOUNT WORKS


Buying Fund Shares

There is no commission or sales charge to buy Investor Class shares.[logo]

MINIMUM INVESTMENTS

TYPE OF        INITIAL        ADDITIONAL
ACCOUNT        INVESTMENT     INVESTMENTS
-----------------------------------------
 REGULAR
 ACCOUNT       $2,500         $100
-----------------------------------------
 SYSTEMATIC
 INVESTMENT
 PLAN          $1,000         $100
-----------------------------------------
 INDIVIDUAL
 RETIREMENT
 ACCOUNTS
 (IRAs) AND
 ROTH IRAs     $1,000         $100
-----------------------------------------
 SEP-IRAs      $1,000         $100
-----------------------------------------
 EDUCATION
 IRAs          $  500         $100
-----------------------------------------
 SIMPLE
 IRAs          $   25         $ 25
-----------------------------------------

You can buy shares three ways:

Through the Chase Funds
Service Center

Call 1-888-524-2730 or

Complete the enclosed application form and mail it along with a check for the amount you want to invest to:

Chase Funds Service Center,
P.O. Box 419392
Kansas City, MO 64141-6392

Through your investment representative
Tell your representative which Funds you want to buy and he or she will contact us. Your representative may charge you a fee and may offer additional services, such as special purchase and redemption programs. Some representatives charge a single fee that covers all services. Your adviser may impose different minimum investments and earlier deadlines to buy and sell shares.

Through a Systematic Investment Plan
You can make regular automatic purchases of at least $100. For information about the Systematic Investment Plan, see the Shareholder services section of this prospectus.


Investment Details

The price of the shares is the net asset value per share (NAV). NAV is the value of everything a Fund owns, minus everything it owes, divided by the number of shares held by investors. You'll pay the public offering price, which is based on the next NAV calculated after the Chase Funds Service Center receives your instructions. Each Fund calculates its NAV once each day at the close of regular trading on the New York Stock Exchange.

Each Fund other than the Money Market Fund generally values its assets at their market value but may use fair value if market prices are unavailable. The Money Market Fund seeks to maintain a stable NAV of $1.00. It uses the amortized cost method to value its portfolio of securities. This method provides more stability in valuations. However, it may also result in periods during which the stated value of a security is different than the price the Fund would receive if it sold the investment.

The center accepts purchase orders on any business day that the New York Stock Exchange is open. Normally, if the Chase Funds Service Center receives your order in proper form by the close of regular trading on the New York Stock Exchange, we'll process your order at that day's price. An order is in proper form only after payment is converted into federal funds.

You must provide a Taxpayer Identification Number or Social Security Number when you open an account. The Fund has the right to refuse any purchase order or to stop offering shares for sale at any time.

Make your check out to Chase Funds in U.S. dollars. We won't accept credit cards, cash, or checks from a third party. You cannot sell your shares until your check has cleared, which could take more than 15 calendar days. If you buy through an Automated Clearing House, you can't sell your shares until the payment clears. That could take more than seven business days.

Your purchase will be cancelled if your check doesn't clear and you'll be responsible for any expenses and losses to the Funds. Orders by wire will be cancelled if the Chase Funds Service Center doesn't receive payment by 4:00 p.m. Eastern time on the day you buy.

If you're planning to exchange, sell or transfer shares to another person

HOW YOUR ACCOUNT WORKS


shortly after buying the shares, you should pay by certified check to avoid delays. The Fund will not issue certifi- cates for Fund shares.


Selling Fund shares

There is no commission or charge to sell Investor Class shares of the Funds.

You can sell your shares three ways:

Through the Chase Funds Service Center
Call 1-888-524-2730. We will mail you a check or send the proceeds via electronic transfer or wire. You cannot sell by phone if you have changed your address of record within the previous 30 days. If you sell $25,000 or more worth of Funds by phone, we'll send the money by wire only to a bank account on our records. We charge $10 for each transaction by wire.

Or

Send a signed letter with your instructions to:

Chase Funds Service Center,
P.O. Box 419392
Kansas City, MO 64141-6392

Through your investment representative
Tell your representative which Funds you want to sell. He or she will send the necessary documents to the Chase Funds Service Center. Your representative might charge you for this service.

Through a Systematic Withdrawal Plan
You can automatically sell as little as $50 worth of shares. For information about the Systematic Withdrawal Plan, see the Shareholder services section of this prospectus.

You can sell your Investor Class shares on any day the Funds are accepting purchase orders. You'll receive the next NAV calculated after the Chase Funds Service Center receives your order.

Under normal circumstances, if the Chase Funds Service Center receives your order before the close of regular trading on the New York Stock Exchange, each Fund will send you the proceeds the next business day. We won't accept an order to sell shares if the Fund hasn't collected your payment for the shares. Each Fund may stop accepting orders to sell and may postpone payments for more than seven days, as federal securities laws permit.[logo]


Signature guarantees

Before you sell, you'll need signatures guaranteed for all registered owners or their legal representative if:

o    you want to sell shares with a net asset value of $100,000 or more

o you want your payment sent to an address other than the one we have in our records.

We may also need additional documents or a letter from a surviving joint owner before selling the shares. Contact the Chase Funds Service Center for more details.


Exchanging Fund shares

You can exchange your shares for shares of certain other Chase Funds at net asset value, beginning 15 days after you buy your shares.

HOW YOUR ACCOUNT WORKS


You can exchange your shares three ways:

Through your investment representative
Tell your representative which Funds you want to exchange from and to. He or she will send the necessary documents to the Chase Funds Service Center. Your representative might charge you for this service.

Through the Chase Funds Service Center
Call 1-888-524-2730 to ask for details.

Through a Systematic Exchange Plan
You can automatically exchange money from one Chase account to another of the same class. Call the Chase Funds Service Center for details.

You should not exchange shares as means of short-term trading as this could increase management cost and affect all shareholders. We reserve the right to limit the number of exchanges or to refuse an exchange. We may also terminate this privilege. We charge an administration fee of $5 for each exchange if you make more than 10 exchanges in a year or three exchanges in a quarter. See the Statement of Additional Information to find out more about the exchange privilege.[logo]


Other information concerning the Funds

We may close your account if the bal- ance falls below $500 because you've sold shares. We may also close the account if you are in the Systematic Investment Plan and fail to meet investment minimums over a 12-month period. We'll give you 60 days notice before closing your account.

Unless you indicate otherwise on your account application, we may act on redemption and transfer instructions we receive by phone. If someone trades on your account by phone, we'll ask that person to confirm your account registration and address to make sure they match those you gave us. If they supply the correct information, we are generally authorized to follow that person's instructions. We'll take all reasonable precautions to confirm that the instructions are genuine. You agree that you will not hold a Fund liable for any loss or expenses from any sales request, if the Fund has taken reasonable precautions. The Fund will be liable for any losses to you from an unauthorized sale or fraud against you only if it does not follow reasonable procedures.

You may not always reach the Chase Funds Service Center by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your investment representative or agent. We may modify or cancel the sale of shares by phone without notice.

Chase and its affiliates and the Funds and their affiliates, agents and subagents may share information about shareholders and their accounts with each other and with others unless this sharing is prohibited by contract. The information can be used for a variety of purposes, including offering investment and insurance products to shareholders.[logo]

HOW YOUR ACCOUNT WORKS


For shareholders that bank with Chase, Chase may aggregate investments in the Chase Funds with balances held in Chase bank accounts for purposes of determining eligibility for certain bank privileges that are based on specified minimum balance requirements, such as reduced or no fees for certain banking services or preferred rates on loans and deposits. Chase and certain other financial institutions may, at their own expense, provide gifts, such as computer software packages, guides and books related to investment or additional Fund shares valued up to $250 to their customers that invest in the Chase Funds.


Distribution arrangements


The Funds' distributor is CFD Fund Distributors Inc., which we call CFD in this prospectus. CFD is a subsidiary of The BISYS Group, Inc. and is not affiliated with Chase.


Each Fund has adopted a Rule 12b-1 distribution plan for Investor Class shares. It provides for payment of distribution fees at an annual rate of up to:

     o 0.10% of the average daily net assets attributed to Investor Class shares of the Money Market Fund

     o 0.25% of the average daily net assets attributed to Investor Class shares of each other Fund described in this prospectus.

The money from these payments is used to compensate the Funds' distributor and broker-dealers for the services they provide and the expenses they incur selling Investor Class shares. Payments are not tied to the actual expenses incurred.

Because 12b-1 expenses are paid out of a Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.[logo]


Distributions and taxes

The Funds can earn income and they can realize capital gains. The Funds deduct any expenses and pay these earnings out to shareholders as distributions.

The Chase Money Market Fund declares dividends daily, so your shares can start earning dividends on the day you buy them. We distribute the dividends monthly. We distribute any short-term capital gain at least annually. The Chase Money Market Fund does not expect to realize long-term capital gain.

The Chase Short-Intermediate Term U.S. Government Securities Fund, Chase U.S. Government Securities Fund, Chase Intermediate Term Bond Fund and Chase Income Fund (the Fixed Income Funds) declare dividends daily and distribute the net investment income monthly. The Chase Balanced Fund, Chase Equity Income Fund, Chase Core Equity Fund, Chase Equity Growth Fund and Chase Small Capitalization Fund distribute any net investment income at least quarterly. Net capital gain is distributed at least annually.

You have three options for your distributions if your financial services firm offers them. You may:

o    reinvest all of them in additional Fund shares;

o take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and

o    reinvest distributions of net capital gain in additional shares; or

o take all distributions in cash or as a deposit in a pre-assigned bank account.

If you don't select an option when you open your account, we'll reinvest all distributions. If we reinvest your distributions, they will be in the same class of shares. The taxation of dividends won't be affected by the form in which you receive them.

Dividends of net investment income are usually taxable as ordinary income at the federal, state and local levels. The state or municipality where you live may not charge you state and local taxes on dividends earned on certain bonds. Dividends earned on bonds issued by the U.S. government and its agencies may also be exempt from some types of state and local taxes.

If you receive distributions of net capital gain, the tax rate will be based on how long the Fund held a particular asset, not on how long you have owned your shares. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

The Fixed Income Funds, the Chase Balanced Fund and Chase Equity Income Fund expect that their distri butions will consist primarily of ordinary income. The Chase Core Equity Fund, Chase Equity Growth Fund and Chase Small Capitalization Fund expect that their distributions will consist primarily of capital gains.

Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

For tax purposes, an exchange is treat- ed as selling Fund shares. This will generally result in a capital gain or loss to you.

The above is a general summary of tax implications of investing in the Funds. Please consult your tax adviser to see how investing in a Fund will affect your own tax situation.[logo]


Shareholder services

Systematic investment plan

You can regularly invest $100 or more in the first or third week of any month. The money is automatically debited from your checking or savings account. You must make an initial deposit of at least $1,000 to start the plan.

You can set up a plan when you open an account by completing the appro- priate section of the application.


Current shareholders can join by send- ing a signed letter and a deposit slip or void check to the Chase Funds Service Center. Call 1-888-524-2730 for complete instructions.

HOW YOUR ACCOUNT WORKS


Systematic Withdrawal Plan

You can make regular withdrawals of $50 or more. You can have automatic withdrawals made monthly, quarterly or semiannually. Your account must contain at least $5,000 to start the plan. Call 1-888-524-2730 for complete instructions.


Systematic exchange

You can transfer assets automatically from one Chase account to another on a regular basis. It's a free service.[logo]


Telephone privileges

You can buy, sell and exchange your shares by calling the Chase Funds Service Center. Telephone privileges are provided automatically, unless you tell us otherwise on your account application.[logo]

FINANCIAL HIGHLIGHTS



The Financial Highlights tables are intended to help you understand the Funds' financial performance for the periods since Investor Class shares were first offered. The total returns in the tables represent the rate an investor would have earned or lost on an investment in the Funds (assuming reinvestment of all dividends and distributions).

The following tables provide selected per share data and ratios for one Investor Class Share outstanding throughout each period shown.

This information is supplemented by financial statements including accompanying notes appearing in the Funds' Annual Report to Shareholders for the year ended December 31, 1999, which is incorporated by reference into the SAI. Shareholders may obtain a copy of this annual report by contacting the Funds or their Shareholder Servicing Agent.

The financial statements, which include the financial highlights, have been audited by PricewaterhouseCoopers LLP, independent accountants, whose report thereon is included in the Annual Report to Shareholders.

FINANCIAL HIGHLIGHTS



                                                                                                             Chase
                                                                                                  Short-Intermediate Term U.S.
                                                                        Chase Money Market Fund   Government Securities Fund
                                                                      --------------------------- ---------------------------
                                                                           Year         11/10/98*      Year          11/10/98*
                                                                          Ended          Through       Ended          Through
PER SHARE OPERATING PERFORMANCE:                                        12/31/99        12/31/98     12/31/99        12/31/98
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                       $1.00           $1.00       $12.59          $12.64
-----------------------------------------------------------------------------------------------------------------------------
 Income from Investments Operations:
  Net Investment Income                                                     0.05            0.01         0.57            0.08
  Net Gains or Losses in Investments (both realized and unrealized)           --              --        (0.51)             --
                                                                        --------        ---------    --------        --------
  Total from Investment Operations                                          0.05            0.01         0.06            0.08
 Less Distributions:
  Dividends from Net Investment Income                                      0.05            0.01         0.57            0.09
  Distributions from Capital Gains                                            --              --         0.04            0.04
  In Excess of Realized Capital Gains                                         --              --           --              --
                                                                        --------        --------     --------        --------
  Total Distributions                                                       0.05            0.01         0.61            0.13
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                             $1.00           $1.00       $12.04          $12.59
-----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                               4.78%           0.69%        0.48%           0.60%
=============================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (millions)                                           $+              $+           $+              $+
-----------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
-----------------------------------------------------------------------------------------------------------------------------
Expenses                                                                   0.60%           0.60%        0.99%           1.03%
-----------------------------------------------------------------------------------------------------------------------------
Net Investment Income                                                      4.71%           4.72%        4.58%           4.47%
-----------------------------------------------------------------------------------------------------------------------------
Expenses without waivers and assumption of expenses                       25.25%           0.80%       57.39%           1.58%
-----------------------------------------------------------------------------------------------------------------------------
Net Investment Income without waivers and assumption of expenses         (19.94%)          4.52%      (51.82%)          3.92%
-----------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                                       --              --          91%             87%
-----------------------------------------------------------------------------------------------------------------------------

                                                                         Chase U.S. Government
                                                                            Securities Fund
                                                                      ---------------------------
                                                                           Year          11/10/98*
                                                                          Ended           Through
PER SHARE OPERATING PERFORMANCE:                                        12/31/99         12/31/98
-------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                      $13.83           $14.42
-------------------------------------------------------------------------------------------------
 Income from Investments Operations:
  Net Investment Income                                                     0.61             0.09
  Net Gains or Losses in Investments (both realized and unrealized)        (0.99)            0.10
                                                                        --------         --------
  Total from Investment Operations                                         (0.38)            0.19
 Less Distributions:
  Dividends from Net Investment Income                                      0.61             0.09
  Distributions from Capital Gains                                            --             0.68
  In Excess of Realized Capital Gains                                         --             0.01
                                                                        --------         --------
  Total Distributions                                                       0.61             0.78
-------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                            $12.84           $13.83
-------------------------------------------------------------------------------------------------
TOTAL RETURN                                                              (2.79%)           1.37%
=================================================================================================
RATIOS/SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------
Net Assets, End of Period (millions)                                           $+               $+
-------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
-------------------------------------------------------------------------------------------------
Expenses                                                                   1.00%            1.03%
-------------------------------------------------------------------------------------------------
Net Investment Income                                                      4.62%            4.45%
-------------------------------------------------------------------------------------------------
Expenses without waivers and assumption of expenses                       45.80%            1.92%
-------------------------------------------------------------------------------------------------
Net Investment Income without waivers and assumption of expenses         (40.18%)           3.56%
-------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                                      19%             110%
-------------------------------------------------------------------------------------------------



* Commencement of offering of class of shares.
# Short periods have been annualized.
+ Amount rounds to less than one million.

                                                                          Chase Intermediate
                                                                            Term Bond Fund             Chase Income Fund
                                                                      --------------------------- ---------------------------
                                                                           Year          11/10/98*      Year         11/10/98*
                                                                          Ended           Through      Ended          Through
PER SHARE OPERATING PERFORMANCE:                                        12/31/99         12/31/98    12/31/99        12/31/98
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                      $12.87           $12.91      $20.46          $20.77
-----------------------------------------------------------------------------------------------------------------------------
 Income from Investments Operations:
  Net Investment Income                                                     0.63             0.09        0.98            0.14
  Net Gains or Losses in Investments (both realized and unrealized)        (0.80)            0.11       (1.57)           0.18
                                                                        --------         --------    --------        --------
  Total from Investment Operations                                         (0.17)            0.20       (0.59)           0.32
 Less Distributions:
  Dividends from Net Investment Income                                      0.63             0.09        0.98            0.15
  Distributions from Capital Gains                                          0.01             0.15        0.17            0.48
                                                                        --------         --------    --------        --------
  Total Distributions                                                       0.64             0.24        1.15            0.63
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                            $12.06           $12.87      $18.72          $20.46
-----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                              (1.36%)           1.52%      (2.92%)          1.54%
=============================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (millions)                                           $+               $+         $1              $1
-----------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
-----------------------------------------------------------------------------------------------------------------------------
Expenses                                                                   0.99%            1.03%       0.99%           1.03%
-----------------------------------------------------------------------------------------------------------------------------
Net Investment Income                                                      5.09%            4.64%       5.04%           4.72%
-----------------------------------------------------------------------------------------------------------------------------
Expenses without waivers and assumption of expenses                        9.79%            1.72%       6.22%           1.44%
-----------------------------------------------------------------------------------------------------------------------------
Net Investment Income without waivers and assumption of expenses          (3.71%)           3.95%      (0.19%)          4.31%
-----------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                                      85%             135%        120%             54%
-----------------------------------------------------------------------------------------------------------------------------

                                                                          Chase Balanced Fund
                                                                      ---------------------------
                                                                           Year          10/16/98*
                                                                          Ended           Through
PER SHARE OPERATING PERFORMANCE:                                        12/31/99         12/31/98
-------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                      $34.51           $31.87
-------------------------------------------------------------------------------------------------
 Income from Investments Operations:
  Net Investment Income                                                     0.70@            0.10
  Net Gains or Losses in Investments (both realized and unrealized)         4.05             3.95
                                                                        --------         --------
  Total from Investment Operations                                          4.75             4.05
 Less Distributions:
  Dividends from Net Investment Income                                      0.61             0.16
  Distributions from Capital Gains                                          0.19             1.25
                                                                        --------         --------
  Total Distributions                                                       0.80             1.41
-------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                            $38.46           $34.51
-------------------------------------------------------------------------------------------------
TOTAL RETURN                                                              13.94%           12.78%
=================================================================================================
RATIOS/SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------
Net Assets, End of Period (millions)                                          $2               $1
-------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
-------------------------------------------------------------------------------------------------
Expenses                                                                   1.25%            1.25%
-------------------------------------------------------------------------------------------------
Net Investment Income                                                       1.94            1.84%
-------------------------------------------------------------------------------------------------
Expenses without waivers and assumption of expenses                        3.34%          107.16%
-------------------------------------------------------------------------------------------------
Net Investment Income without waivers and assumption of expenses          (0.15%)        (104.07%)
-------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                                      45%              58%
-------------------------------------------------------------------------------------------------



 * Commencement of offering of class of shares.
 # Short periods have been annualized.
 @ Calculated based upon average shares outstanding + Amount rounds to less than one million.

FINANCIAL HIGHLIGHTS



                                                                       Chase Equity Income Fund    Chase Core Equity Fund
                                                                      -------------------------- --------------------------
                                                                           Year          8/24/98*       Year        9/10/98*
                                                                          Ended          Through       Ended        Through
PER SHARE OPERATING PERFORMANCE:                                        12/31/99        12/31/98     12/31/99      12/31/98
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                      $46.23          $40.49       $26.52         $21.49
---------------------------------------------------------------------------------------------------------------------------
 Income from Investments Operations:
  Net Investment Income                                                     0.20@           0.06        (0.05)@          --
  Net Gains or Losses in Investments (both realized and unrealized)         5.63            5.89         6.28          6.22
                                                                        --------        --------     --------      --------
  Total from Investment Operations                                          5.83            5.95         6.23          6.22
 Less Distributions:
  Dividends from Net Investment Income                                      0.23            0.07         0.01          0.02
  Distributions from Capital Gains                                          2.00            0.14         0.55          1.17
                                                                        --------        --------     --------      --------
  Total Distributions                                                       2.23            0.21         0.56          1.19
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                            $49.83          $46.23       $32.19        $26.52
---------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                              12.70%          14.70%       23.59%        29.08%
===========================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (millions)                                          $4              $1           $6            $1
---------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
---------------------------------------------------------------------------------------------------------------------------
Expenses                                                                   1.24%           1.18%        1.24%         1.23%
---------------------------------------------------------------------------------------------------------------------------
Net Investment Income                                                      0.42%           0.57%       (0.13%)       (0.03%)
---------------------------------------------------------------------------------------------------------------------------
Expenses without waivers and assumption of expenses                        3.33%          37.61%        3.02%       140.46%
---------------------------------------------------------------------------------------------------------------------------
Net Investment Income without waivers and assumption of expenses          (1.67%)        (35.86%)      (1.89%)     (139.26%)
---------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                                      16%              3%         11%+          32%
---------------------------------------------------------------------------------------------------------------------------

                                                                                                        Chase Small
                                                                       Chase Equity Growth Fund     Capitalization Fund
                                                                      -------------------------- --------------------------
                                                                           Year          8/13/98*       Year        8/12/98*
                                                                          Ended          Through       Ended        Through
PER SHARE OPERATING PERFORMANCE:                                        12/31/99        12/31/98     12/31/99      12/31/98
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                      $52.30          $45.57       $19.94        $19.86
---------------------------------------------------------------------------------------------------------------------------
 Income from Investments Operations:
  Net Investment Income                                                    (0.29)@         (0.02)       (0.08)@       (0.01)
  Net Gains or Losses in Investments (both realized and unrealized)        16.75            8.53         2.65          1.44
                                                                        --------        --------     --------      --------
  Total from Investment Operations                                         16.46            8.51         2.57          1.43
 Less Distributions:
  Dividends from Net Investment Income                                        --              --           --          0.71
  Distributions from Capital Gains                                          0.91            1.78           --          0.64
                                                                        --------        --------     --------      --------
  Total Distributions                                                       0.91            1.78           --          1.35
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                            $67.85          $52.30       $22.51        $19.94
---------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                              31.54%          18.80%       12.89%         7.56%
===========================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (millions)                                         $15              $1           $1            $1
---------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
---------------------------------------------------------------------------------------------------------------------------
Expenses                                                                   1.24%           1.25%        1.24%         1.24%
---------------------------------------------------------------------------------------------------------------------------
Net Investment Income                                                     (0.48%)         (0.19%)      (0.37%)       (0.18%)
---------------------------------------------------------------------------------------------------------------------------
Expenses without waivers and assumption of expenses                        2.34%           5.88%        6.02%        74.81%
---------------------------------------------------------------------------------------------------------------------------
Net Investment Income without waivers and assumption of expenses          (1.58%)          4.82%       (5.15%)      (73.75%)
---------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                                     15%-             35%          60%           45%
---------------------------------------------------------------------------------------------------------------------------



* Commencement of offering of class of shares.
# Short periods have been annualized.
- Portfolio turnover reflects the period January 1, 1999 to August 11, 1999. After August 11, 1999, all the Fund's investable assets were invested in Equity Growth Portfolio.
+ Portfolio turnover reflects the period January 1, 1999 to August 11, 1999.
  After August 11, 1999, all the Fund's investable assets were invested in Core Equity Portfolio.
@ Calculated based upon average shares outstanding.

What The Terms Mean


COLLATERALIZED MORTGAGE OBLIGATIONS: debt securities that are collateralized by a portfolio of mortgages or mortgage backed securities.

DEBT SECURITIES: securities used by issuers, such as governmental entities and corporations, to borrow money. The issuer usually pays a fixed, variable or floating rate of interest and repays the amount borrowed at the maturity date of the security. However, if a borrower issues a zero coupon debt security, it does not make regular interest payments.

DEPOSITORY RECEIPTS: instruments which are typically issued by financial institutions and which represent ownership of securities of foreign corporations. Depository receipts are usually designed for use on U.S. and European securities exchanges.

DISTRIBUTION FEE: a fee that covers the cost of the distribution system used to sell shares to the public.

DOLLAR-WEIGHTED AVERAGE MATURITY: The average maturity of the Fund is the average amount of time until the issuers of the debt securities in the Fund's portfolio must pay off the principal amount of the debt. "Dollar weighted" means the larger the dollar value of the debt security in the Fund's portfolio, the more weight it gets in calculating this average.

DURATION: A mathematical calculation of the average life of a bond that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in interest rates. For example, if a bond has an average duration of 4 years, its price will move 4% when interest rates move 1%.

FUNDAMENTAL RESEARCH: method which concentrates on "fundamental" information about an issuer, such as its financial statements, history, management, etc.

GROWTH APPROACH: approach which focuses on identifying securities of companies whose earnings growth potential appears to the manager to be greater than the market in general and whose growth in revenue is expected to continue for an extended period.

MANAGEMENT FEE: a fee paid to the investment adviser to manage the Fund and make decisions about buying and selling the Fund's investments.

MORTGAGE-RELATED SECURITIES: securities that directly or indirectly represent an interest in, or are secured by and paid from, mortgage loans secured by real property.

OTHER EXPENSES: miscellaneous items, including transfer agency, custody and registration fees.

REPURCHASE AGREEMENTS: a type of short-term investment in which a dealer sells securities to the Fund and agrees to buy them back later at a set price. In effect, the dealer is borrowing the Fund's money for a short time, using the securities as collateral.

SHAREHOLDER SERVICE FEE: a fee to cover the cost of paying shareholder servicing agents to provide certain support services for your account.

STRIPPED OBLIGATIONS: debt securities which are separately traded interest-only or principal-only components of an underlying obligation.

TECHNICAL ANALYSIS: method which focuses on historical price trends in an attempt to predict future price movements.

VALUE APPROACH: approach which focuses on identifying securities that the adviser believes are undervalued by the market, as measured by certain financial formulas.

YIELD CURVE: measure showing relationship among yields of similar bonds with different maturities.[logo]

HOW TO REACH US


More information

You'll find more information about the Funds in the following documents:

ANNUAL AND SEMI-ANNUAL REPORTS Our annual and semi-annual reports contain more information about each Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI) The SAI contains more detailed information about the Funds and their policies. By law, it's considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-888-524-2730 or writing to:

Chase Funds Service Center
P.O. Box 419392
Kansas City, MO 64141-6392

If you buy your shares through The Chase Manhattan Bank or another institution, you should contact that institution directly for more information. You can also find information on-line at www.chasefunds.com on the internet.


You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Funds, including the SAI. They'll charge you a copying fee for this service. You can also visit the Public Reference Section and copy the documents while you're there.

Public Reference Section of the SEC
Washington, DC 20549-0102.
1-202-942-8090
E-mail: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds is also available on the SEC's website at http://www.sec.gov.


The Fund's Investment Company Act File No. is 811-5526

Chase Funds Fulfillment Center
393 Manley Street
West Bridgewater, MA 02379-1039